 Filed pursuant to Rule 424(b)(5)
 Registration Statement No. 333-248530
Prospectus Supplement
(To Prospectus dated September 11, 2020)
9,761,010 Ordinary Shares
Pre-Funded Warrants to Purchase up to 600,000 Ordinary Shares
Warrants to Purchase up to 5,180,505 Ordinary Shares

We are offering (1) 9,761,010 ordinary shares and accompanying warrants to purchase up to 4,880,505 ordinary shares and (2) pre-funded warrants to purchase up to 600,000 ordinary shares and accompanying warrants to purchase up to 300,000 ordinary shares to certain institutional investors pursuant to this prospectus supplement and the accompanying prospectus. Each ordinary share is being offered and sold together with an accompanying warrant to purchase 0.5 of an ordinary share at a combined offering price of $2.4525, and each pre-funded warrant is being offered and sold together with an accompanying warrant to purchase 0.5 of an ordinary share at a combined offering price of $2.4425, which is equal to the combined offering price per ordinary share and accompanying warrant less $0.01. We are offering the pre-funded warrants to institutional investors whose purchase of ordinary shares in this offering would otherwise result in such purchasers, together with their affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding ordinary shares immediately following the closing of this offering.
The ordinary shares and pre-funded warrants, on the one hand, and the accompanying ordinary share warrants, on the other hand, are immediately separable and will be issued separately, but can only be purchased together in this offering. Each pre-funded warrant will have an exercise price per ordinary share equal to $0.01 and is exercisable at any time after its original issuance until exercised in full. Each warrant will have an exercise price per ordinary share equal to $2.39, will be immediately exercisable following the date of issuance and will expire on the date that is five years after the date of issuance.
Our ordinary shares are listed on The Nasdaq Global Select Market under the symbol “NBRV.” There is no established trading market for the pre-funded warrants or the warrants offered hereby, and we do not expect a market to develop. We do not intend to apply for a listing of the pre-funded warrants or warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the pre-funded warrants and the warrants will be limited.
On February 26, 2021, the last reported sale price of our ordinary shares on the Nasdaq Global Select Market was $2.39 per share.

We are a smaller reporting company as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended. As such, we have elected to rely on certain reduced public company disclosure requirements. See “Prospectus Supplement Summary — Implications of Being a Smaller Reporting Company.”
Investing in our securities involves significant risks. See “Risk Factors” beginning on page S-5 of this prospectus supplement and in our filings with the Securities and Exchange Commission that are incorporated by reference in this prospectus supplement to read about factors you should consider before buying our securities.

We have engaged H.C. Wainwright & Co., LLC, or the placement agent, as our exclusive placement agent in connection with this offering. The placement agent has agreed to use its reasonable best efforts to arrange for the sale of the securities offered by this prospectus supplement and the accompanying prospectus. The placement agent has no obligation to buy any securities from us or to arrange for the purchase or sale of any specific number or dollar amount of our securities. We have agreed to pay the placement agent the placement agent fees set forth in the table below, which assumes that we sell all of the securities offered by this prospectus supplement and the accompanying prospectus. There is no arrangement for funds to be received in escrow, trust or similar arrangement. There is no minimum offering requirement. The placement agent may engage one or more sub-placement agents or selected dealers in connection with the offering. See “Plan of Distribution” beginning on page S-26 of this prospectus supplement for more information regarding this arrangement.
	Per Share and Accompanying Warrant	Per Pre-Funded Warrant and Accompanying Warrant	Total
Offering price	$2.45250	$2.44250	$25,404,377.03
Placement agent fees(1)	$0.14715	$0.14715	$1,524,622.62
Proceeds, before expenses, to us(2)	$2.30535	$2.29535	$23,879,754.41

(1)
We have agreed to reimburse the placement agent for certain offering-related expenses. See “Plan of Distribution” for additional information about compensation to the placement agent.

(2)
The amount of the offering proceeds to us presented in this table does not give effect to any exercise of the pre-funded warrants or the warrants being issued in this offering.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus supplement or the accompanying prospectus. Any representation to the contrary is a criminal offense.
Delivery of the ordinary shares, pre-funded warrants and warrants offered hereby is expected to occur on or about March 3, 2021, subject to the satisfaction of certain closing conditions.

H.C. Wainwright & Co.
The date of this prospectus supplement is March 1, 2021

Prospectus Supplement
Prospectus

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ABOUT THIS PROSPECTUS SUPPLEMENT
This document is in two parts. The first part is this prospectus supplement, which describes the specific terms of this offering and also adds to and updates information contained in the accompanying prospectus and the documents incorporated by reference herein. The second part, the accompanying prospectus, provides more general information. Generally, when we refer to this prospectus, we are referring to both parts of this document combined. To the extent there is a conflict between the information contained in this prospectus supplement and the information contained in the accompanying prospectus or any document incorporated by reference therein filed prior to the date of this prospectus supplement, you should rely on the information in this prospectus supplement; provided that if any statement in one of these documents is inconsistent with a statement in another document having a later date — for example, a document incorporated by reference in the accompanying prospectus — the statement in the document having the later date modifies or supersedes the earlier statement.
We further note that the representations, warranties and covenants made by us in any agreement that is filed as an exhibit to any document that is incorporated by reference herein were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements, and should not be deemed to be a representation, warranty or covenant to you. Moreover, such representations, warranties or covenants were accurate only as of the date when made. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of our affairs.
We have not and the placement agent has not authorized anyone to provide any information other than that contained or incorporated by reference in this prospectus supplement, in the accompanying prospectus or in any free writing prospectus prepared by or on our behalf or to which we or the placement agent has referred you. We and the placement agent take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you.
This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to purchase, the securities offered by this prospectus supplement and the accompanying prospectus in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer or solicitation of an offer in such jurisdiction. You should assume that the information appearing in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference herein and therein and in any free writing prospectus that we have authorized for use in connection with this offering is accurate only as of the date of those respective documents. It is important for you to read and consider all information contained in this prospectus supplement and in the accompanying prospectus, including the documents incorporated by reference herein and therein, in making your investment decision. You should also read and consider the information in the documents to which we have referred you in the sections entitled “Where You Can Find More Information” and “Incorporation by Reference” in this prospectus supplement and in the accompanying prospectus.
Other than in the United States, no action has been taken by us or the placement agent that would permit a public offering of the securities offered by this prospectus supplement in any jurisdiction where action for that purpose is required. The securities offered by this prospectus supplement may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer, issue and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus supplement. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.
This prospectus supplement does not constitute a prospectus for the purposes of the Prospectus Regulation (Regulation (EU) 2017/1129), or the Prospectus Regulation, the EU (Prospectus) Regulations 2019 (SI No 380/2019), or the Irish Companies Act, and this prospectus supplement has not been approved by the Central Bank of Ireland, as competent authority under the Prospectus Regulation, or any equivalent authority in an European Economic Area member state. No offer of securities to the public is made, or will

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be made, that requires the publication of a prospectus pursuant to Irish or European prospectus law within the meaning of the above legislation.
Unless the context otherwise indicates, references in this prospectus supplement to “Nabriva,” “we,” “our” and “us” refer, collectively, to Nabriva Therapeutics plc, a public limited company incorporated in Ireland, and its consolidated subsidiaries. References in this prospectus supplement to “Nabriva Austria” refer to Nabriva Therapeutics GmbH (formerly Nabriva Therapeutics AG), our predecessor. The trademarks, trade names and service marks appearing in this prospectus are the property of their respective owners.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus supplement, the accompanying prospectus and the documents incorporated by reference herein and therein contain forward-looking statements that involve substantial risks and uncertainties. All statements contained in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference herein and therein, other than statements of historical fact, including statements regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “around,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The forward-looking statements in this prospectus supplement, the accompanying prospectus and the documents incorporated by reference herein and therein include, among other things, statements about:
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our ability to successfully commercialize XENLETA (lefamulin) for the treatment of community-acquired bacterial pneumonia, or CABP, including the availability of and ease of access to XENLETA through hospital formularies, managed care plans and major U.S. specialty distributors;

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our ability to successfully commercialize SIVEXTRO and realize value from our agreement with Merck & Co., Inc.;

•
our ability to build, manage and maintain a sales force for the commercialization of XENLETA, SIVEXTRO and CONTEPO, if approved;

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our ability to resolve the matters set forth in the Complete Response Letter we received from the U.S. Food and Drug Administration, or FDA, in connection with our New Drug Application, or NDA, for CONTEPO for the treatment of complicated urinary tract infections, or cUTIs, including acute pyelonephritis;

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the timing of the resubmission of the NDA for CONTEPO and potential marketing approval of CONTEPO and other product candidates, including the completion of any post marketing requirements with respect to XENLETA and any other product candidates we may obtain;

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our expectations regarding how far into the future our cash on hand and anticipated revenues from product sales will fund our ongoing operations and the continued availability and cost of capital to sustain our operations on a longer-term basis;

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our expectations regarding our strategy to expand our product pipeline through opportunistically in-licensing or acquiring the rights to complementary products, product candidates and technologies for the treatment of a range of infectious diseases or other products, including additional community products;

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our ability to comply with the restrictive covenants under our debt facility with Hercules Capital, Inc., or Hercules, including but not limited to the ability to maintain minimum cash balance requirements;

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our ability to satisfy interest and principal payments under our debt facility with Hercules;

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our sales, marketing and distribution capabilities and strategy;

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the potential extent of revenues from future sales of XENLETA, SIVEXTRO and/or CONTEPO, if approved;

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our expectations about the impact of the COVID-19 pandemic on our business operations, ongoing clinical trials and regulatory matters;

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the uncertainties inherent in the initiation and conduct of clinical trials, availability and timing of data from clinical trials, and whether results of early clinical trials or studies in different disease indications will be indicative of the results of ongoing or future trials;

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our plans and the related cost expectations to pursue development of XENLETA for additional indications other than CABP, and of CONTEPO for additional indications other than cUTI;

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our plans to pursue development of other product candidates including XENLETA for the treatment of infections in patients with cystic fibrosis;

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the availability of lefamulin in China and Canada;

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our expectations regarding the ability of our customers to satisfy the demand for XENLETA with their existing inventory;

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our expectations with respect to the potential financial impact, synergies, growth prospects and benefits of our acquisition of Zavante Therapeutics, Inc., or Zavante, which was completed on July 24, 2018, or the Acquisition, pursuant to the Agreement and Plan of Merger dated July 23, 2018, or the Merger Agreement, by and among Nabriva, Zuperbug Merger Sub I, Inc., or Merger Sub I, Zuperbug Merger Sub II, Inc., or Merger Sub II, Zavante and the Zavante stockholder representative, including the potential realization of the expected benefits from the Acquisition;

•
our expectations with respect to milestone payments pursuant to the Merger Agreement and expectations with respect to potential advantages of CONTEPO or any other product candidate that we acquired in connection with the Acquisition;

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our ability to establish and maintain arrangements for manufacture of our product candidates;

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the potential advantages of XENLETA, SIVEXTRO, CONTEPO, and our other product candidates;

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our estimates regarding the market opportunities for XENLETA, SIVEXTRO, CONTEPO, and our other product candidates;

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the rate and degree of market acceptance and clinical benefit of XENLETA for CABP, SIVEXTRO for

•
acute bacterial skin and skin structure infections, CONTEPO for cUTI and our other product candidates;

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our ability to establish and maintain collaborations including additional licensing agreements for XENLETA outside the United States, Canada and the greater China region;

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the future development or commercialization of XENLETA in the greater China region and Canada;

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the potential benefits under our license agreements with Sinovant Sciences, Ltd., or the Sinovant License Agreement, and with Sunovion Pharmaceuticals Canada Inc., or the Sunovion License Agreement;

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our future intellectual property position;

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our ability to effectively manage our anticipated growth;

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our ability to maintain the level of our expenses consistent with our internal budgets and forecasts;

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the demand for securities of pharmaceutical and biotechnology companies in general and our ordinary shares in particular;

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competitive factors;

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risks of relying on external parties such as contract manufacturing and sales organizations;

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compliance with current or prospective governmental regulation;

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general economic and market conditions;

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our ability to attract and retain qualified employees and key personnel;

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our business and business relationships, including with employees and suppliers, following the Acquisition;

•
our ability to satisfy milestone, royalty and transaction revenue payments pursuant to the Stock Purchase Agreement between Zavante and SG Pharmaceuticals, Inc.;

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our expected use of proceeds from this offering; and

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•
other risks and uncertainties, including those described in the “Risk Factors” section of this prospectus supplement and the “Risk Factors” sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020.

We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We have included important factors in the cautionary statements included in this prospectus supplement, the accompanying prospectus and the information incorporated by reference herein and therein, particularly in the “Risk Factors” section of this prospectus supplement and in the “Risk Factors” sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, that could cause actual results or events to differ materially from the forward-looking statements that we make. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments we may make. We do not assume any obligation to update any forward-looking statements, except as required by applicable law.
This prospectus supplement, the accompanying prospectus and the information incorporated by reference herein and therein include statistical and other industry and market data that we obtained from industry publications and research, surveys and studies conducted by third parties. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information.

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PROSPECTUS SUPPLEMENT SUMMARY
This summary highlights selected information contained elsewhere in this prospectus supplement and the accompanying prospectus and in the documents we incorporate by reference herein and therein. This summary does not contain all of the information you should consider before investing in our securities. You should read this entire prospectus supplement and the accompanying prospectus carefully, especially the risks of investing in our ordinary shares discussed under “Risk Factors” in this prospectus supplement and under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, along with our consolidated financial statements and notes to those consolidated financial statements and the other information incorporated by reference in this prospectus supplement and the accompanying prospectus, before deciding to invest in our securities.
Overview of Nabriva Therapeutics plc
We are a biopharmaceutical company engaged in the commercialization and research and development of novel anti-infective agents to treat serious infections. We have received U.S. Food and Drug Administration, or the FDA, approval for XENLETA (lefamulin injection, lefamulin tablets), the first systemic pleuromutilin antibiotic for community-acquired bacterial pneumonia. We also are developing CONTEPO (fosfomycin) for injection, an epoxide antibiotic for complicated urinary tract infections, or cUTI, including acute pyelonephritis. We have entered into an exclusive agreement with subsidiaries of Merck & Co., Inc. pursuant to which we licensed the right, subject to specified conditions, to promote, distribute and sell SIVEXTRO for acute bacterial skin and skin structure infections caused by certain susceptible Gram-positive microorganisms in the United States and its territories. On December 19, 2019, we resubmitted to the FDA our new drug application, or NDA, for marketing approval of CONTEPO for the treatment of cUTI in adults. The FDA acknowledged the resubmission in January 2020 and issued a second CRL on the NDA for CONTEPO on June 19, 2020. On October 30, 2020, we participated in a Type A Meeting with the FDA to obtain information related to the FDA’s pending conduct of inspections of foreign manufacturers during the COVID-19 pandemic, and the FDA informed us that it has not yet determined how it will conduct international inspections during the COVID-19 pandemic. As a result, next steps and specific timing of the NDA resubmission cannot be finalized until the FDA issues industry guidance.
Our Corporate Information
Our predecessor was formed in October 2005 in Austria under the name Samisa Beteiligungsverwaltungs GmbH, a limited liability company organized under Austrian law, as a spin-off from Sandoz GmbH. In February 2006, our predecessor changed its name to Nabriva Therapeutics Forschungs GmbH and commenced operations. In 2007, our predecessor transformed into an Austrian stock corporation (Aktiengesellschaft) under the name Nabriva Therapeutics AG, or Nabriva Austria. On March 1, 2017, we were incorporated in Ireland under the name Hyacintho 2 plc and were renamed Nabriva Therapeutics plc on April 10, 2017, in order to facilitate the change of the jurisdiction of incorporation of the ultimate holding company of the Nabriva Austria group of companies from Austria to Ireland. On June 23, 2017, we became the successor issuer to Nabriva Austria for certain purposes under both the Securities Act of 1933, as amended, or the Securities Act, and the Securities Exchange Act of 1934, as amended, or the Exchange Act. Such succession occurred following the conclusion of a tender offer related to the exchange of American Depositary Shares and common shares of Nabriva Austria for our ordinary shares, which resulted in our becoming the ultimate holding company of Nabriva Austria (the predecessor registrant and former ultimate holding company) and its subsidiaries, which we refer to as the Redomiciliation. Our principal executive offices are located at 25-28 North Wall Quay, Dublin 1, Ireland and our telephone number is +353 1 649 2000. Our U.S. operations are conducted by our wholly-owned subsidiary Nabriva Therapeutics US, Inc., a Delaware corporation established in August 2014 and located at 1000 Continental Drive, Suite 600, King of Prussia, PA 19406, and its telephone number is (610) 816-6640.
Our website address is www.nabriva.com. The information contained on, or that can be accessed through, our website is not a part of this prospectus supplement or the accompanying prospectus. We have included our website address in this prospectus supplement and the accompany prospectus solely as an inactive textual reference.

Implications of Being a Smaller Reporting Company
We qualify as a “smaller reporting company” as defined in Rule 12b-2 promulgated under the Exchange Act. A “smaller reporting company” may take advantage of specified reduced reporting and other burdens that are otherwise applicable generally to public companies. These provisions include:
•
an exemption from compliance with the auditor attestation requirement of Section 404 of the Sarbanes-Oxley Act of 2002 on the design and effectiveness of our internal controls over financial reporting;

•
an exemption from compliance with any requirement that the Public Company Accounting Oversight Board may adopt regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements; and

•
reduced disclosure about the company’s executive compensation arrangements.

We have taken advantage of some reduced reporting burdens in this prospectus supplement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock. We may take advantage of these provisions for so long as we remain a smaller reporting company. We may remain a smaller reporting company until we have a non-affiliate public float in excess of $250 million and annual revenues in excess of $100 million, or a non-affiliate public float in excess of $700 million, each as determined on an annual basis.

THE OFFERING
Ordinary shares offered by us in this offering
9,761,010 ordinary shares. Each ordinary share is being offered and sold together with an accompanying warrant to purchase 0.5 of an ordinary share at a combined price of $2.4525.
This prospect supplement also relates to the offering of our ordinary shares issuable upon exercise of the warrants, as discussed below.
Pre-funded warrants offered by us in this offering
Pre-funded warrants to purchase up to 600,000 ordinary shares. We are offering the pre-funded warrants to institutional investors whose purchase of ordinary shares in this offering would otherwise result in such purchasers, together with their affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchasers, 9.99%) of our outstanding ordinary shares immediately following the closing of this offering. Each pre-funded warrant is exercisable for one ordinary share. Each pre-funded warrant is being issued and sold together with an accompanying warrant to purchase 0.5 of an ordinary share at a combined price of $2.4425. Each pre-funded warrant will have an exercise price per ordinary share equal to $0.01 and is exercisable at any time after its original issuance until exercised in full. See “Description of Securities We Are Offering.”
This prospect supplement also relates to the offering of our ordinary shares issuable upon exercise of the pre-funded warrants.
Description of warrants
Warrants to purchase up to an aggregate of 5,180,505 ordinary shares. Each ordinary share or pre-funded warrant, as applicable, is being offered and sold together with a warrant to purchase 0.5 of an ordinary share. Each warrant will have an exercise price per ordinary share equal to $2.39, will be immediately exercisable following the date of issuance and will expire on the date that is five years after the date of issuance. See “Description of the Securities We Are Offering.”
This prospect supplement also relates to the offering of our ordinary shares issuable upon exercise of the warrants.
Ordinary shares to be outstanding immediately following this offering
35,385,663 ordinary shares, assuming the exercise in full of the pre-funded warrants being issued in this offering and assuming no exercise of the warrants being issued in this offering.
Use of proceeds
We intend to use the net proceeds from this offering for general corporate purposes. See the “Use of Proceeds” section in this prospectus supplement for more information.
Risk Factors
Investing in our securities involves a high degree of risk. You should read the “Risk Factors” section in this prospectus supplement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 and the other information included in, or incorporated by reference into, this prospectus supplement and the accompanying prospectus for a discussion of certain factors you should carefully consider before deciding to invest in our securities.
Nasdaq Global Select Market
symbol
Our ordinary shares are listed on The Nasdaq Global Select Market under the symbol “NBRV.” There is no established trading market for the pre-funded warrants or the warrants offered hereby, and we do not expect a market to develop. We do not intend to apply for a listing of the pre-funded warrants or the warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the pre-funded warrants and the warrants will be limited.
The number of ordinary shares to be issued and outstanding after this offering is based on 25,024,653 ordinary shares issued and outstanding as of February 26, 2021. The number of ordinary shares to be issued and outstanding after this offering assumes the exercise in full of the pre-funded warrants issued and sold in this offering and excludes:
•
1,002,820 ordinary shares issuable upon the exercise of share options outstanding as of February 26, 2021, at a weighted average exercise price of $34.58 per share;

•
593,337 ordinary shares issuable upon the vesting of outstanding restricted stock units as of February 26, 2021;

•
503,154 additional ordinary shares available for future issuance as of February 26, 2021 under our 2020 Share Incentive Plan;

•
200,000 ordinary shares reserved for future issuance as of February 26, 2021 under our 2021 Inducement Share Incentive Plan;

•
5,438,842 ordinary shares issuable upon exercise of outstanding warrants as of February 26, 2021, at a weighted average exercise price of $10.73 per share; and

•
19,138 ordinary shares reserved for future issuance under our Employee Stock Purchase Plan as of February 26, 2021.

Unless otherwise indicated, all information in this prospectus supplement assumes no exercise of the outstanding options or warrants described above.
In addition, unless otherwise indicated or the context otherwise requires, all information in this prospectus supplement:
•
gives effect to a one-for-ten reverse stock split of ordinary shares effected on December 2, 2020, or the reverse stock split;

•
assumes no exercise of the warrants issued and sold in this offering;

•
does not give effect to the potential for an additional $97.5 million of ordinary shares we may issue to former stockholders of Zavante Therapeutics, Inc., or Zavante, upon the achievement of specified regulatory and commercial milestones in the future under the merger agreement pursuant to which we acquired Zavante; and

•
does not reflect the potential issuance of ordinary shares that remain available for sale as of the date of this prospectus supplement under our “at-the-market” offering program, pursuant to which we may issue and sell ordinary shares for remaining gross proceeds of up to $16.3 million from time-to-time pursuant to an Open Market Sales AgreementSM with Jefferies LLC.

RISK FACTORS
Investing in our securities involves a high degree of risk. You should carefully consider the following risks and the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, together with all of the other information contained in this prospectus supplement, the accompanying prospectus and in our filings with the Securities and Exchange Commission, or the SEC, that we have incorporated by reference in this prospectus supplement and the accompanying prospectus. If any of the following risks actually occur, our business, prospects, operating results and financial condition could suffer materially. In such event, the trading price of our ordinary shares could decline and you might lose all or part of your investment.
Risks Related to this Offering
The price of our ordinary shares may be volatile and fluctuate substantially.
The trading price of our ordinary shares has been and is likely to continue to be volatile. The stock market in general and the market for smaller biopharmaceutical companies in particular have experienced significant volatility that has often been unrelated to the operating performance of particular companies. The market price for our ordinary shares may be influenced by many factors, including:
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our ability to successfully commercialize the oral and intravenous formulations of XENLETA for the treatment of CABP and the intravenous formulation of CONTEPO, if approved;

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our ability to promote and distribute SIVEXTRO;

•
our ability to obtain FDA approval of CONTEPO;

•
our ability to successfully implement our proposed business strategy;

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the success of competitive products or technologies;

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results of clinical trials of our product candidates or those of our competitors;

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regulatory delays and greater government regulation of potential products due to adverse events;

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regulatory or legal developments in the United States, the European Union and other countries or regions;

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developments or disputes concerning patent applications, issued patents or other proprietary rights;

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the recruitment or departure of key personnel;

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the level of expenses related to any of our product candidates or clinical development programs;

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the results of our efforts to discover, develop, acquire or in-license additional product candidates or products, including additional community products;

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one or more of our manufacturers or suppliers could have an event which causes an unforeseen disruption of the manufacture or supply of our product candidates;

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our ability to comply with the restrictive covenants under our Loan and Security Agreement with Hercules Capital, Inc., or the Loan Agreement, and avoid an event of default that may lead to an acceleration of the amounts due under the Loan Agreement;

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actual or anticipated changes in estimates as to financial results, development timelines or recommendations by securities analysts;

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variations in our financial results or those of companies that are perceived to be similar to us;

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perception and market performance of companies that are perceived to be similar to us:

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changes in the structure of healthcare payment systems;

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market conditions in the pharmaceutical and biotechnology sectors;

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activism by any single large shareholder or combination of shareholders;

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our need to raise additional funds;

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the societal and economic impact of public health epidemics, such as the ongoing COVID-19 pandemic;

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general economic, industry and market conditions; and

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the other factors described in this “Risk Factors” section and the “Risk Factors” sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020, which are incorporated by reference herein.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been instituted against that company. We also may face securities class-action litigation if we cannot obtain regulatory approvals for or if we otherwise fail to successfully commercialize XENLETA, SIVEXTRO or, if approved, CONTEPO or any of our other product candidates or if our securities experience volatility for any reason. Such litigation, if instituted against us, could cause us to incur substantial costs to defend such claims and divert management’s attention and resources. For example, we and our Chief Executive Officer, Chief Medical Officer and Chief Financial Officer have been named as defendants in a purported class action lawsuit following our announcement in April 2019 that the FDA issued a Complete Response Letter in connection with our NDA for CONTEPO for injection for the treatment of cUTIs, including AP, stating that it was unable to approve the application in its current form. See “Risk Factors — Risks Related to Our Financial Position and Need for Additional Capital — We and our Chief Executive Officer, Chief Medical Officer and Chief Financial Officer have been named as defendants in a lawsuit that could result in substantial costs and divert management’s attention.” in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020. On October 21, 2020, the parties mediated this case and reached a settlement. On January 28, 2021, the court preliminarily approved the settlement, subject to further consideration at the final approval hearing, which is scheduled to be held on May 14, 2021.
There is no public market for the pre-funded warrants to purchase ordinary shares or the warrants to purchase ordinary shares offered by us in this offering.
There is no established trading market for the pre-funded warrants or the warrants being offered in this offering, and we do not expect a market to develop. In addition, we do not intend to apply for a listing of the pre-funded warrants or the warrants on any securities exchange or other nationally recognized trading system, including The Nasdaq Global Select Market. Without an active trading market, the liquidity of the pre-funded warrants and the warrants will be limited.
Holders of pre-funded warrants or warrants purchased in this offering will have no rights as ordinary shareholders until such holders exercise their pre-funded warrants or warrants, as applicable, and acquire our ordinary shares, except as set forth in the pre-funded warrants and the warrants.
Until holders of pre-funded warrants or warrants acquire our ordinary shares upon exercise thereof, such holders will have no rights with respect to the ordinary shares underlying such pre-funded warrants and warrants, except as set forth in the warrants. Upon exercise of the pre-funded warrants or warrants, the holders thereof will be entitled to exercise the rights of ordinary shareholders from the date of exercise.
The warrants are speculative in nature.
The warrants do not confer any rights of ordinary share ownership on their holders, such as voting rights or the right to receive dividends, but rather merely represent the right to acquire ordinary shares at a fixed price for a limited period of time, except as set forth in the warrants. Specifically, commencing immediately after the date of issuance, holders of the ordinary share warrants may exercise their right to acquire the ordinary shares subject to such warrants and pay an exercise price per share equal to $2.39, subject to certain adjustments, prior to the fifth anniversary of the date of issuance.
Moreover, following this offering, the market value of the warrants, if any, is uncertain. There can be no assurance that the market value of the warrants will equal or exceed their offering price. The warrants will not be listed or quoted for trading on any market or exchange. There can be no assurance that the market price of the ordinary shares will ever equal or exceed the exercise price of the warrants, and consequently, it may not ever be profitable for holders of the warrants to exercise the warrants.
Substantial future sales of our ordinary shares in the public market, or the perception that these sales could occur, could cause the price of our ordinary shares to decline significantly, even if our business is doing well.
Sales of a substantial number of our ordinary shares in the public market could occur at any time. These sales, or the perception in the market that the holders of a large number of our ordinary shares intend to sell shares, could reduce the market price of our ordinary shares. After this offering, we will have 35,385,663 ordinary shares issued and outstanding, based on 25,024,653 ordinary shares issued and outstanding as of February 26, 2021, assuming the exercise in full of the pre-funded warrants offered hereby and no exercise of the warrants offered hereby. Any of our outstanding shares that are not restricted as a result of securities laws may be resold in the public market without restriction unless purchased by our affiliates.
Future issuances of ordinary shares pursuant to our equity incentive plans could also result in a reduction in the market price of our ordinary shares. We have filed registration statements on Form S-8 registering all of the ordinary shares that we may issue under our equity compensation plans. These shares can be freely sold in the public market upon issuance and once vested, subject to volume, notice and manner of sale limitations applicable to affiliates. The majority of ordinary shares that may be issued under our equity compensation plans remain subject to vesting in tranches over a four-year period. As of February 26, 2021, an aggregate of 528,714 options to purchase our ordinary shares had vested and become exercisable although these options all have an exercise price that is higher than the recent market trading prices of our ordinary shares.
In addition, on June 25, 2019, we entered into an Open Market Sale AgreementSM with Jefferies pursuant to which we may offer and sell ordinary shares for aggregate gross sale proceeds of up to $50.0 million from time to time through Jefferies under an “at-the-market” offering program. As of the date of this prospectus supplement, we have ordinary shares that we may issue and sell for gross proceeds of up to $16.3 million that remain available under our “at-the-market” offering program.
As part of our May 2020 registered direct offering, we issued warrants to purchase an aggregate of up to 4,059,532 ordinary shares at an exercise price of $7.92 per share. In addition, as part of our December 2019 registered direct offering, we issued warrants to purchase an aggregate of up to 1,379,310 ordinary shares at an exercise price of $19.00 per share. Substantially all of these warrants remain outstanding and, upon exercise in full of these warrants, the shares issuable would represent a significant portion of our outstanding ordinary shares. Each of the December 2019 warrants became initially exercisable six months following the date of issuance, which was December 24, 2019, and will expire on the three-year anniversary of the date on which such warrants became initially exercisable. Each of the May 2020 warrants became initially exercisable upon issuance and will expire on the two-year anniversary of the date of issuance. We have registered the issuance of shares upon exercise of these warrants under registration statements under the Securities Act and, accordingly, such shares can be freely sold into the public market upon issuance, subject to volume limitations applicable to affiliates. Sales of these shares, or the perception that sales of these shares could occur, could cause the market price of our ordinary shares to decline significantly. Furthermore, if our share price rises, the holders of these warrants may be more likely to exercise their warrants and sell a large number of shares, which could negatively impact the market price of our ordinary shares and reduce or eliminate any appreciation in our share price that might have otherwise occurred.
If a large number of our ordinary shares are sold in the public market after they become eligible for sale, the sales could reduce the trading price of our ordinary shares and impede our ability to raise future capital.
Further, under the merger agreement pursuant to which we acquired Zavante Therapeutics, Inc., or Zavante, we may issue up to an additional $97.5 million of our ordinary shares to former Zavante stockholders upon the achievement of specified regulatory and commercial milestones in the future. We are also obligated to provide registration rights with respect to the registration for resale of such additional ordinary shares that may become issuable upon the achievement of such milestones.

The sale or resale of these shares in the public market, or the market’s expectation of such sales, may result in an immediate and substantial decline in our share price. Such a decline will adversely affect our investors and also might make it difficult for us to issue and sell equity securities in the future at a time and at a price that we deem appropriate.
We have broad discretion in the use of the net proceeds from this offering and may not use them effectively.
Our management will have broad discretion in the application of the net proceeds from this offering and could spend the proceeds in ways that do not improve our results of operations or enhance the value of our ordinary shares. The failure by our management to apply these funds effectively could result in financial losses that could cause the price of our ordinary shares to decline. Pending their use, we may invest the net proceeds from this offering in a manner that does not produce income or that loses value.
We do not expect to pay dividends in the foreseeable future.
We have not paid any dividends on our ordinary shares since our incorporation. Even if future operations lead to significant levels of distributable profits, we currently intend that earnings, if any, will be reinvested in our business and that dividends will not be paid until we have an established revenue stream to support continuing dividends. If we propose to pay dividends in the future, we must do so in accordance with Irish law, which provides that distributions including dividend payments, share repurchases and redemptions be funded from “distributable reserves.” In addition, the terms of our Loan and Security Agreement with Hercules Capital, Inc. currently, and the terms of any future debt agreements may in the future, preclude us from paying dividends. Subject to the foregoing, payment of future dividends to security holders will be at the discretion of our board of directors, after taking into account various factors including our business prospects, cash requirements, financial performance, debt covenant limitations and new product development. As a result, capital appreciation, if any, of our ordinary shares will be the sole source of gain for holders of our ordinary shares for the foreseeable future.
If you purchase securities in this offering, you will suffer immediate dilution of your investment.
The offering price of the ordinary shares and the accompanying warrants offered hereby is higher than the pro forma as adjusted net tangible book value per ordinary share. Therefore, if you purchase ordinary shares and the accompanying warrants in this offering, you will experience immediate dilution of $0.1025 per ordinary share, representing the difference between our pro forma as adjusted net tangible book value per ordinary share after giving effect to this offering and the offering price per ordinary share and accompanying warrant, assuming no exercise of the pre-funded warrants or the warrants offered hereby. For a further description of the dilution you will experience immediately after this offering, see “Dilution” in this prospectus supplement.

USE OF PROCEEDS
We estimate that the net proceeds from this offering will be approximately $23.4 million, after deducting the placement agent fees and estimated offering expenses payable by us. This estimate excludes the proceeds, if any, from the exercise of the warrants sold in this offering. If all of the warrants sold in this offering were to be exercised in cash at their exercise price, we would receive additional proceeds of approximately $12.4 million.
We intend to use the net proceeds from this offering for general corporate purposes. General corporate purposes may include research and development costs, manufacturing and commercialization expenses, working capital and capital expenditures. We may also use a portion of the net proceeds to invest in, acquire or in-license products, businesses or technologies that we believe are complementary to our own, although we have no current agreements or commitments for any material acquisitions or licenses of any products, businesses or technologies.
The expected use of net proceeds from this offering represents our intentions based upon our current plans and business conditions, which could change in the future as our plans and business conditions evolve. The amounts and timing of our actual expenditures may vary significantly depending on numerous factors, including the impact of the COVID-19 pandemic on our business operations, the progress of our commercialization and development efforts, the outcome of regulatory review of our product candidates, the status of and results from clinical trials, as well as any collaborations that we may enter into with third parties for our product candidates, and any unforeseen cash needs. As a result, our management retains broad discretion over the allocation of the net proceeds from this offering.
Based on our current operating plans, we estimate that the net proceeds from this offering, together with our existing cash, cash equivalents, restricted cash and short-term investments, will be sufficient to enable us to fund our operating expenses, debt service obligations and capital expenditure requirements into the fourth quarter of 2021. We have based this estimate on assumptions that may prove to be wrong, and we could use our capital resources sooner than we currently expect. This estimate assumes, among other things, that we do not obtain any additional funding through grants and clinical trial support, collaboration agreements or equity or debt financings. This estimate further assumes that we do not obtain any additional funding under our “at-the-market” offering program and that we remain in compliance with the covenants, and no event of default occurs under, our Loan and Security Agreement with Hercules Capital, Inc.
Pending our use of the net proceeds from this offering, we intend to invest the net proceeds in a variety of capital preservation investments, including term deposits, short-term, investment-grade, interest-bearing instruments and U.S. government securities.

DIVIDEND POLICY
We have never declared or paid cash dividends on our ordinary shares. We currently intend to retain all available funds and any future earnings to fund the development and expansion of our business. We do not intend to pay cash dividends in respect of our ordinary shares in the foreseeable future.
In addition, the terms of our Loan and Security Agreement with Hercules Capital Inc. currently, and the terms of any future debt agreements may in the future, preclude us from paying dividends. Subject to the foregoing, payment of future dividends to shareholders will be at the discretion of our board of directors and any decision to pay dividends in the future would be subject to compliance with applicable laws, including the Irish Companies Act. The Irish Companies Act, among other requirements, requires Irish companies to have distributable reserves equal to or greater than the amount of the proposed dividend. Unless we create sufficient distributable reserves from our business activities, the creation of such distributable reserves would involve a reduction of our share premium account, which would require the approval of 75% of our shareholders present and voting at a shareholder meeting, and of the Irish High Court. In the event that we do not undertake a reduction of capital to create distributable reserves, no distributions by way of dividends, share repurchases or otherwise will be permitted under Irish law until such time as we have created sufficient distributable reserves from our business activities.

DILUTION
If you invest in our securities in this offering, your ownership interest will be diluted immediately to the extent of the difference between the offering price per ordinary share and the as adjusted net tangible book value per ordinary share immediately after this offering.
Our historical net tangible book value as of September 30, 2020 was $36.1 million, or $2.41 per share. Our historical net tangible book value is the amount of our total tangible assets less our total liabilities, after giving effect to the reverse stock split. Historical net tangible book value per share represents historical net tangible book value divided by the number of ordinary shares outstanding as of September 30, 2020, after giving effect to the reverse stock split.
Our pro forma net tangible book value as of September 30, 2020 was $61.4 million, or $2.39 per share. Pro forma net tangible book value represents the amount of our total tangible assets less our total liabilities, after giving effect to (1) our issuance and sale of 6,000,000 ordinary shares in a registered public offering in December 2020 for aggregate net proceeds of $13.3 million and (2) our issuance and sale of 4,695,802 ordinary shares under our “at-the-market offering” program during the fourth quarter of 2020 and the first quarter of 2021 for aggregate net proceeds of $11.9 million. Pro forma net tangible book value per share represents pro forma net tangible book value divided by the total number of shares outstanding as of September 30, 2020, after giving effect to the pro forma adjustments described above.
After giving further effect to our issuance and sale of (1) 9,761,010 ordinary shares and accompanying warrants to purchase up to 5,180,505 ordinary shares in this offering at a combined offering price of $2.4525 per ordinary share and accompanying warrant and (2) pre-funded warrants to purchase up to 600,000 ordinary shares and accompanying warrants to purchase up to 300,000 ordinary shares in this offering at a combined offering price of $2.4425 per pre-funded warrant and accompanying warrant, after deducting the placement agent fees and estimated offering expenses payable by us, and assuming the exercise in full of the pre-funded warrants offered hereby and assuming no exercise of the warrants offered hereby, that no value is attributed to the warrants and that such warrants are classified and accounted for as equity, our pro forma as adjusted net tangible book value as of September 30, 2020 would have been $84.8 million, or $2.35 per share. This represents an immediate decrease in pro forma as adjusted net tangible book value of $0.04 per share to existing shareholders and an immediate dilution in pro forma as adjusted net tangible book value of $0.1025 per share to new investors purchasing ordinary shares and accompanying warrants or pre-funded warrants and accompanying warrants in this offering. Dilution per share to new investors is determined by subtracting pro forma as adjusted net tangible book value per share after this offering from the offering price per ordinary share and accompanying warrant paid by new investors. The following table illustrates this dilution on a per share basis:
Offering price per ordinary share and accompanying ordinary share warrant		$2.4525
Historical net tangible book value per share as of September 30, 2020	$2.41
Decrease in net tangible book value per share attributable to the pro forma adjustments described above	(0.02)
Pro forma net tangible book value per share as of September 30, 2020	2.39
Decrease in pro forma net tangible book value per share attributable to new investors in this offering	(0.04)
Pro forma as adjusted net tangible book value per share after this offering		2.35
Dilution per share to new investors in this offering		$0.1025
The total number of ordinary shares reflected in the discussion and the table above is based on 15,000,643 ordinary shares issued and outstanding as of September 30, 2020 after giving effect to the reverse stock split, and does not include:
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1,102,563 ordinary shares issuable upon the exercise of share options outstanding as of September 30, 2020, at a weighted average exercise price of $34.27 per share;

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258,804 ordinary shares issuable upon the vesting of outstanding restricted stock units as of September 30, 2020;

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754,836 additional ordinary shares available for future issuance as of September 30, 2020 under our 2020 Share Incentive Plan;

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5,438,842 ordinary shares issuable upon exercise of outstanding warrants as of September 30, 2020, at a weighted average exercise price of $10.73 per share;

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19,138 ordinary shares reserved for future issuance under our Employee Stock Purchase Plan as of September 30, 2020; and

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the potential issuance of ordinary shares that remain available for sale as of the date of this prospectus supplement under our “at-the-market” offering program, pursuant to which we may issue and sell ordinary shares for remaining gross proceeds of up to $16.3 million from time-to-time pursuant to an Open Market Sale AgreementSM with Jefferies LLC.

If any ordinary shares are issued upon exercise of outstanding options or warrants, or if we issue and sell any additional ordinary shares under our “at-the-market” offering program, in each case at prices below the offering price, you will experience further dilution.
For the avoidance of doubt, this discussion also assumes the exercise in full of the pre-funded warrants offered hereby and no exercise of warrants offered hereby.

DESCRIPTION OF THE SECURITIES WE ARE OFFERING
We are offering (1) 9,761,010 ordinary shares, together with warrants to purchase up to 4,880,505 ordinary shares and (2) pre-funded warrants to purchase up to 600,000 ordinary shares and accompanying warrants to purchase up to 300,000 ordinary shares. Each ordinary share is being offered and sold together with an accompanying warrant to purchase 0.5 of an ordinary share, and each pre-funded warrant is being issued and sold together with an accompanying warrant to purchase 0.5 of an ordinary share. We are offering the pre-funded warrants to institutional investors whose purchase of ordinary shares in this offering would otherwise result in such purchasers, together with their affiliates and certain related parties, beneficially owning more than 4.99% (or, at the election of the purchaser, 9.99%) of our outstanding ordinary shares immediately following the closing of this offering. No warrant for fractional ordinary shares will be issued, rather warrants will be issued only for whole ordinary shares.
Ordinary Shares
The material terms and provisions of our ordinary shares are described under the heading “Description of Share Capital” in the accompanying prospectus.
Pre-Funded Warrants
The following is a summary of the material terms and provisions of the pre-funded warrants that are being offered hereby. This summary is subject to and qualified in its entirety by the form of pre-funded warrant, which has been provided to the investors in this offering and will be filed with the SEC as an exhibit to a Current Report on Form 8-K in connection with this offering and incorporated by reference into the registration statement of which this prospectus supplement forms a part. Prospective investors should carefully review the terms and provisions of the form of pre-funded warrant for a complete description of the terms and conditions of the pre-funded warrants.
Duration and Exercise Price
The pre-funded warrants offered hereby will have an exercise price of $0.01 per share. The pre-funded warrants will be immediately exercisable and may be exercised at any time after their original issuance until such pre-funded warrants are exercised in full. The exercise prices and numbers of ordinary shares issuable upon exercise are subject to appropriate adjustment in the event of share dividends, share splits, reorganizations or similar events affecting our ordinary shares. The pre-funded warrants will be issued in certificated form only.
Exercisability
The pre-funded warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of ordinary shares purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s warrants to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of our outstanding ordinary shares immediately after exercise, except that upon notice from the holder to us, the holder may increase or decrease the amount of ownership of outstanding ordinary shares after exercising the holder’s ordinary share warrants up to 9.99% of the number of our ordinary shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the pre-funded warrants, provided that any increase in the beneficial ownership limitation shall not be effective until 61 days following notice to us.
Cashless Exercise
In lieu of making the cash payment otherwise contemplated to be made to us upon exercise of the pre-funded warrant and in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of ordinary shares determined according to a formula and terms set forth in the pre-funded warrant.

Fundamental Transactions
In the event of any fundamental transaction, as described in the pre-funded warrants and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our ordinary shares, then upon any subsequent exercise of a pre-funded warrant, the holder will have the right to receive as alternative consideration, for each ordinary share that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of ordinary shares of the successor or acquiring corporation or of our company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of ordinary shares for which the pre-funded warrant is exercisable immediately prior to such event.
Transferability
In accordance with its terms and subject to applicable laws, a pre-funded warrant may be transferred at the option of the holder upon surrender of the pre-funded warrant to us together with the appropriate instruments of transfer.
Fractional Shares
No fractional ordinary share will be issued upon the exercise of the pre-funded warrants. Rather, the number of ordinary shares to be issued will, at our election, either be rounded down to the nearest whole number or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.
Trading Market
There is no established trading market for any of the pre-funded warrants, and we do not expect a market to develop. We do not intend to apply for a listing for any of the pre-funded warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the pre-funded warrants will be limited.
Rights as a Shareholder
Except as otherwise provided in the pre-funded warrants or by virtue of the holders’ ownership of our ordinary shares, the holders of pre-funded warrants do not have the rights or privileges of holders of our ordinary shares, including any voting rights, until such warrant holders exercise their pre-funded warrants.
Waivers and Amendments
No term of the pre-funded warrants may be amended or waived without the written consent of the holder of such warrant.
Ordinary Share Warrants
The following is a summary of the material terms and provisions of the ordinary share warrants that are being offered hereby. This summary is subject to and qualified in its entirety by the form of ordinary share warrant, which has been provided to the investors in this offering and will be filed with the SEC as an exhibit to a Current Report on Form 8-K in connection with this offering and incorporated by reference into the registration statement of which this prospectus supplement forms a part. Prospective investors should carefully review the terms and provisions of the form of ordinary share warrant for a complete description of the terms and conditions of the ordinary share warrants.
Duration and Exercise Price
The ordinary share warrants offered hereby will have an exercise price of $2.39 per share. The ordinary share warrants will be immediately exercisable following the date of issuance and will expire on the date that is five years after the date of issuance. The exercise prices and numbers of ordinary shares issuable upon exercise are subject to appropriate adjustment in the event of share dividends, share splits, reorganizations or similar events affecting our ordinary shares. The ordinary share warrants will be issued separately from the ordinary shares, or the pre-funded warrants, as the case may be, offered hereby and may be transferred separately immediately thereafter. Ordinary share warrants will be issued in certificated form only.
Exercisability
The ordinary share warrants will be exercisable, at the option of each holder, in whole or in part, by delivering to us a duly executed exercise notice accompanied by payment in full for the number of ordinary shares purchased upon such exercise (except in the case of a cashless exercise as discussed below). A holder (together with its affiliates) may not exercise any portion of such holder’s warrants to the extent that the holder would own more than 4.99% (or, at the election of the holder, 9.99%) of our outstanding ordinary shares immediately after exercise, except that upon notice from the holder to us, the holder may increase or decrease the amount of ownership of outstanding ordinary shares after exercising the holder’s ordinary share warrants up to 9.99% of the number of our ordinary shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants, provided that any increase in the beneficial ownership limitation shall not be effective until 61 days following notice to us.
Cashless Exercise
If, at the time a holder exercises its ordinary share warrants, a registration statement registering the issuance of the ordinary shares underlying the warrants under the Securities Act of 1933, as amended, or the Securities Act, is not then effective or available for the issuance of such shares, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of ordinary shares determined according to a formula and terms set forth in the ordinary share warrant.
Fundamental Transactions
In the event of any fundamental transaction, as described in the ordinary share warrants and generally including any merger with or into another entity, sale of all or substantially all of our assets, tender offer or exchange offer, or reclassification of our ordinary shares, then upon any subsequent exercise of an ordinary share warrant, the holder will have the right to receive as alternative consideration, for each ordinary share that would have been issuable upon such exercise immediately prior to the occurrence of such fundamental transaction, the number of ordinary shares of the successor or acquiring corporation or of our company, if it is the surviving corporation, and any additional consideration receivable upon or as a result of such transaction by a holder of the number of ordinary shares for which the ordinary share warrant is exercisable immediately prior to such event.
Transferability
In accordance with its terms and subject to applicable laws, an ordinary share warrant may be transferred at the option of the holder upon surrender of the ordinary share warrant to us together with the appropriate instruments of transfer.
Fractional Shares
No fractional ordinary share will be issued upon the exercise of the ordinary share warrants. Rather, the number of ordinary shares to be issued will, at our election, either be rounded down to the nearest whole number or we will pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the exercise price.
Trading Market
There is no established trading market for any of the ordinary share warrants, and we do not expect a market to develop. We do not intend to apply for a listing for any of the ordinary share warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the ordinary share warrants will be limited.
Rights as a Shareholder
Except as otherwise provided in the ordinary share warrants or by virtue of the holders’ ownership of our ordinary shares, the holders of ordinary share warrants do not have the rights or privileges of holders of our ordinary shares, including any voting rights, until such warrant holders exercise their ordinary share warrants.
Waivers and Amendments
No term of the ordinary share warrants may be amended or waived without the written consent of the holder of such warrant.

MATERIAL TAX CONSEQUENCES
Material Irish Tax Consequences
The following is a summary of the material Irish tax consequences for certain beneficial holders of our ordinary shares, warrants and/or pre-funded warrants. The summary is based upon Irish tax laws and the practice of the Irish Revenue Commissioners in effect on the date of this prospectus supplement and correspondence with the Irish Revenue Commissioners. Changes in law and/or administrative practice may result in alteration of the tax considerations described below, possibly with retrospective effect.
The summary does not constitute tax advice and is intended only as a general guide. The summary is not exhaustive and holders of our ordinary shares, warrants and/or pre-funded warrants should consult their own tax advisors about the Irish tax consequences (and the tax consequences under the laws of other relevant jurisdictions) of this offering, including the acquisition, ownership and disposal of our ordinary shares, warrants and/or pre-funded warrants. The summary applies only to shareholders and holders of warrants and/or pre-funded warrants who will own our ordinary shares, warrants and/or pre-funded warrants as capital assets and does not apply to other categories of shareholders or holders of warrants and/or pre-funded warrants, such as dealers in securities, trustees, insurance companies, collective investment schemes and shareholders or holders of warrants and/or pre-funded warrants who have, or who are deemed to have, acquired our ordinary shares, warrants or pre-funded warrants by virtue of an Irish office or employment (performed or carried on in Ireland).
Tax on Chargeable Gains
The current rate of tax on chargeable gains (where applicable) in Ireland is 33%.
A disposal of our ordinary shares, warrants or pre-funded warrants by a shareholder or holder of warrants or pre-funded warrants who is not resident or ordinarily resident for tax purposes in Ireland will not give rise to Irish tax on any chargeable gain realized on such disposal unless such shares, warrants or pre-funded warrants are used, held or acquired for the purposes of a trade or business carried on by such shareholder or holder of warrants or pre-funded warrants through a branch or agency in Ireland.
A holder of our ordinary shares, warrants or pre-funded warrants who is an individual and who is temporarily non-resident in Ireland may, under Irish anti-avoidance legislation, be liable to Irish tax on any chargeable gain realized on a disposal of our ordinary shares, warrants or pre-funded warrants during the period in which such individual is non-resident.
Stamp Duty
The rate of stamp duty (where applicable) on transfers of shares of Irish incorporated companies is 1% of the price paid or the market value of the shares acquired, whichever is greater. Where Irish stamp duty arises, it is generally a liability of the transferee.
The rate of stamp duty on the grant or transfer of warrants or pre-funded warrants is 1% of the price paid or the market value of the warrants, whichever is greater, and is payable by the recipient or transferee of the warrants or pre-funded warrants, as applicable.
Shares Held Through DTC
A transfer of our ordinary shares effected by means of the transfer of book entry interests in DTC will not be subject to Irish stamp duty. On the basis that most of our ordinary shares are expected to be held through DTC, it is anticipated that most transfers of our ordinary shares will be exempt from Irish stamp duty.
Shares Held Outside of DTC or Transferred Into or Out of DTC
A transfer of our ordinary shares where any party to the transfer holds such shares outside of DTC may be subject to Irish stamp duty. Shareholders wishing to transfer their shares into (or out of) DTC may do so without giving rise to Irish stamp duty provided that:
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there is no change in the beneficial ownership of such shares as a result of the transfer; and

•
the transfer into (or out of) DTC is not effected in contemplation of a sale of such shares by a beneficial owner to a third party.

Withholding Tax on Dividends
As noted elsewhere in this prospectus supplement, we do not expect to pay dividends for the foreseeable future. To the extent that we do make dividend payments (or other returns to shareholders that are treated as “distributions” for Irish tax purposes), it should be noted that such distributions made by us will, in the absence of one of many exemptions, be subject to Irish dividend withholding tax, which is referred to in this prospectus supplement as DWT, currently at a rate of 25%.
For DWT purposes, a distribution includes any distribution that may be made by us to our shareholders, including cash dividends, non-cash dividends and additional stock taken in lieu of a cash dividend. Where an exemption does not apply in respect of a distribution made to a particular shareholder, we are responsible for withholding DWT prior to making such distribution.
General Exemptions
The following is a general overview of the scenarios where it will be possible for us to make payments of dividends without deduction of DWT.
Irish domestic law provides that a non-Irish resident shareholder is not subject to DWT on dividends received from us if such shareholder is beneficially entitled to the dividend and is either:
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a person (not being a company) resident for tax purposes in a Relevant Territory (including the United States) and is neither resident nor ordinarily resident in Ireland (Relevant Territories for DWT purposes include the following: Albania, Armenia, Australia, Austria, Bahrain, Belarus, Belgium, Bosnia & Herzegovina, Botswana, Bulgaria, Canada, Chile, China, Croatia, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Ethiopia, Finland, France, Georgia, Germany, Ghana, Greece, Hong Kong, Hungary, Iceland, India, Israel, Italy, Japan, Kazakhstan, Korea, Kuwait, Latvia, Lithuania, Luxembourg, Macedonia, Malaysia, Malta, Mexico, Moldova, Montenegro, Morocco, Netherlands, New Zealand, Norway, Pakistan, Panama, Poland, Portugal, Qatar, Romania, Russia, Saudi Arabia, Serbia, Singapore, Slovak Republic, Slovenia, South Africa, Spain, Sweden, Switzerland, Thailand, The Republic Of Turkey, Ukraine, United Arab Emirates, United Kingdom, United States, Uzbekistan, Vietnam and Zambia);

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a company resident for tax purposes in a Relevant Territory, provided such company is not under the control, whether directly or indirectly, of a person or persons who is or are resident in Ireland;

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a company, wherever resident, that is controlled, directly or indirectly, by persons resident in a Relevant Territory and who is or are (as the case may be) not controlled by, directly or indirectly, persons who are not resident in a Relevant Territory;

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a company, wherever resident, whose principal class of shares (or those of its 75% direct or indirect parent) is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange in a Relevant Territory or on such other stock exchange approved by the Irish Minister for Finance; or

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a company, wherever resident, that is wholly owned, directly or indirectly, by two or more companies where the principal class of shares of each of such companies is substantially and regularly traded on a stock exchange in Ireland, on a recognized stock exchange in a Relevant Territory or on such other stock exchange approved by the Irish Minister for Finance, and provided, in all cases noted above, we have received from the shareholder, where required, the relevant DWT Form(s) prior to the payment of the dividend and such DWT Form(s) remain valid.

For non-Irish resident shareholders that cannot avail themselves of one of Ireland’s domestic law exemptions from DWT, it may be possible for such shareholders to rely on the provisions of a double tax treaty to which Ireland is party to reduce the rate of DWT.

Our shareholders that do not fall within any of the categories specifically referred to above may nonetheless fall within other exemptions from DWT. If any shareholders are exempt from DWT, but receive dividends subject to DWT, such shareholders may apply for refunds of such DWT from the Irish Revenue Commissioners.
Income Tax on Dividends Paid on our Ordinary Shares
Irish income tax may arise for certain persons in respect of dividends received from Irish resident companies. A shareholder that is not resident or ordinarily resident in Ireland and that is entitled to an exemption from DWT generally has no liability to Irish income tax or the universal social charge on a dividend received from us. An exception to this position may apply where such shareholder holds our ordinary shares through a branch or agency in Ireland through which a trade is carried on.
A shareholder that is not resident or ordinarily resident in Ireland and that is not entitled to an exemption from DWT generally has no additional Irish income tax liability or a liability to the universal social charge. The DWT deducted by us discharges the liability to income tax. An exception to this position may apply where the shareholder holds our ordinary shares through a branch or agency in Ireland through which a trade is carried on.
Capital Acquisitions Tax
Irish capital acquisitions tax, or CAT, comprises principally gift tax and inheritance tax. CAT could apply to a gift or inheritance of our ordinary shares, warrants or pre-funded warrants irrespective of the place of residence, ordinary residence or domicile of the parties. This is because our ordinary shares, warrants and pre-funded warrants are regarded as property situated in Ireland for Irish CAT purposes as our share register must be held in Ireland. The person who receives the gift or inheritance has primary liability for CAT.
CAT is levied at a rate of 33% above certain tax-free thresholds. The appropriate tax free threshold is dependent upon (i) the relationship between the donor and the donee, and (ii) the aggregation of the values of previous gifts and inheritances received by the donee from persons within the same group threshold. Gifts and inheritances passing between spouses of the same marriage or civil partners of the same civil partnership are exempt from CAT. Children have a tax free threshold of €335,000 in respect of taxable gifts or inheritances received from their parents. Our shareholders and holders of warrants or pre-funded warrants should consult their own tax advisors as to whether CAT is creditable or deductible in computing any domestic tax liabilities.
There is also a “small gift exemption” from CAT whereby the first €3,000 of the taxable value of all taxable gifts taken by a donee from any one donor, in each calendar year, is exempt from CAT and is also excluded from any future aggregation. This exemption does not apply to an inheritance.
THE IRISH TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. HOLDERS OF OUR ORDINARY SHARES, WARRANTS OR PRE-FUNDED WARRANTS SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES IN IRELAND, INCLUDING THE ACQUISITION, OWNERSHIP AND DISPOSAL OF OUR ORDINARY SHARES, WARRANTS AND PRE-FUNDED WARRANTS.
Material U.S. Tax Consequences
Introduction
This section describes the material U.S. federal income tax consequences of the acquisition, ownership and disposition of our ordinary shares, pre-funded warrants and warrants by U.S. holders (as defined below). It applies to you only if you acquire your ordinary shares and warrants, or pre-funded warrants and warrants in this offering and hold those securities as capital assets within the meaning of the U.S. federal tax laws (generally, property held for investment), and the discussion below assumes this to be the case. This section does not purport to be a comprehensive description of all tax considerations that may be relevant in light of a U.S. holder’s particular circumstances, including any state, foreign or local tax considerations, any

U.S. federal gift, estate or generation skipping transfer tax considerations and tax consequences applicable to special classes of U.S. holders, including:
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financial institutions;

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brokers or dealers in securities, or traders in securities who use a mark to market method of tax accounting;

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real estate investment trusts or regulated investment companies;

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tax-exempt entities including pension plans, “individual retirement accounts” or “Roth IRAs”;

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life insurance companies;

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partnerships or other “pass-through” entities or persons who hold our ordinary shares or warrants through partnerships or other “pass-through” entities;

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persons liable for alternative minimum tax;

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persons that hold our ordinary shares, pre-funded warrants or warrants as part of a straddle, wash sale, notional principal contract, conversion transaction or integrated transaction;

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persons that hold our ordinary shares, pre-funded warrants or warrants in, through or for the account of a “qualified business unit,” “disregarded entity” or branch of those persons situated outside the United States;

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corporations that accumulate earnings to avoid U.S. federal income tax;

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persons that hold (directly, indirectly or constructively) in the aggregate 10% or more of our outstanding shares (measured by either voting power or value);

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except as specifically described below, entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes, including beneficial owners of such entities;

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persons who acquired our ordinary shares pursuant to the exercise of an employee stock option or otherwise as compensation for services; or

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U.S. holders whose functional currency is not the U.S. dollar.

This section is based on the Internal Revenue Code of 1986, as amended, or the Code, its legislative history, existing and proposed regulations, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. No ruling has been or will be sought from the Internal Revenue Service, or IRS, with respect to the matters discussed below, and there can be no assurance the IRS will not take a contrary position regarding the tax consequences of the acquisition, ownership or disposition of our ordinary shares, pre-funded warrants or warrants, or that any such contrary position would not be sustained by a court. You should consult a competent tax advisor with respect to the U.S. federal, state and local tax consequences to you of acquiring, holding and disposing of ordinary shares, pre-funded warrants and warrants.
You are a U.S. holder if you are a beneficial owner of our ordinary shares, pre-funded warrants or warrants and you are, for U.S. federal income tax purposes:
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an individual who is a citizen or resident of the United States;

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a corporation, or other entity taxable as a corporation, (1) created or organized in or under the laws of the United States, any state therein or the District of Columbia, or (2) treated as such under the Code;

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an estate whose income is subject to U.S. federal income tax regardless of its source; or

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a trust if (1) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust; or (2) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

If an entity classified as a partnership for U S. federal income tax purposes holds our ordinary shares, pre-funded warrants or warrants, the U.S. federal income tax treatment of a partner in that partnership with respect to its holdings of our ordinary shares, pre-funded warrants or warrants generally will depend upon the status of the partner and the activities of the partnership.
Allocation of Offering Price to Ordinary Shares, Pre-Funded Warrants, and Warrants
For U.S. federal income tax purposes, the ordinary shares and warrants, or pre-funded warrants and warrants, as applicable, will be treated as an “investment unit” consisting of one ordinary share or one pre-funded warrant to purchase 0.5 of an ordinary share, as applicable, and one warrant to acquire 0.5 of our ordinary shares. The offering price for each investment unit will be allocated between the relevant components in proportion to their relative fair market values at the time the investment unit is purchased by the U.S. holder. This allocation of the combined purchase price for each investment unit will establish the U.S. holder’s initial tax basis for U.S. federal income tax purposes in the ordinary share or pre-funded warrant, as applicable, and the warrant included in each investment unit. The separation of the ordinary share or pre-funded warrant, as applicable, and the warrant included in each investment unit should not be a taxable event for U.S. federal income tax purposes.
Treatment of Pre-Funded Warrants
Although the matter is not entirely free from doubt, a pre-funded warrant should be treated as an ordinary share for U.S. federal income tax purposes, and a U.S. holder of a pre-funded warrant should generally be taxed in the same manner as a U.S. holder of an ordinary share as described below. Accordingly, upon exercise, the holding period of a pre-funded warrant should carry over to the ordinary share received. Similarly, the tax basis of the pre-funded warrant should carry over to the ordinary share received upon exercise increased by the exercise price of $0.01. The balance of this discussion generally assumes that the characterization described above is respected for U.S. federal income tax purposes.
Ownership and Disposition of Warrants
Exercise and Expiration of Warrants
In general, a U.S. holder will not recognize gain or loss for U.S. federal income tax purposes upon exercise of a warrant. The U.S. holder will take a tax basis in the ordinary share acquired upon the exercise of a warrant equal to the exercise price of the warrant, increased by the U.S. holder’s adjusted tax basis in the warrant exercised (as determined pursuant to the rules discussed above). The U.S. holder’s holding period for the ordinary share acquired upon exercise of the warrant will begin on the date of that exercise, and will not include any period during which the U.S. holder held the warrant.
In certain limited circumstances, a U.S. holder may be permitted to undertake a cashless exercise of warrants into our ordinary shares. The U.S. federal income tax treatment of a cashless exercise of warrants into our ordinary shares is unclear, and the tax consequences of such a cashless exercise could differ from the consequences upon the exercise of a warrant described in the preceding paragraph.
The lapse or expiration of a warrant will be treated as if the U.S. holder sold or exchanged the warrant and recognized a capital loss equal to the U.S. holder’s tax basis in the warrant. The deductibility of capital losses is subject to limitations.
Certain Adjustments to Warrants
An adjustment to the number of our ordinary shares issued upon the exercise of the warrants, or an adjustment to the exercise price of the warrants, may be treated as a constructive distribution to a U.S. holder of the warrants if, and to the extent that, such adjustment has the effect of increasing such U.S. holder’s proportionate interest in our “earnings and profits” or assets, depending on the circumstances of such adjustment (for example, if such adjustment is to compensate for a distribution of cash or other property to holders of our ordinary shares). An adjustment made pursuant to a bona fide reasonable adjustment formula that has the effect of preventing dilution should generally not be considered to result in a constructive distribution. Any such constructive distribution would be taxable whether or not there is an actual distribution of cash or other property to the U.S. holder of the warrant.

Disposition of our Warrants
Subject to the PFIC rules discussed below, if you are a U.S. holder and you sell or otherwise dispose of a warrant, you will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference between the U.S. dollar value of the amount that you realize and your tax basis, determined in U.S. dollars, in the warrant. Capital gains of a non-corporate U.S. holder generally are taxed at preferential rates where the property is held for more than one year. The gain or loss generally will be income or loss from sources within the United States for foreign tax credit limitation purposes. The deductibility of capital losses is subject to limitations.
Ownership and Disposition of our Ordinary Shares
Taxation of Dividends
As described above, we have never paid and do not expect to pay cash dividends. If we were to make current distributions in respect of our ordinary shares, under the U.S. federal income tax laws, and subject to the passive foreign investment company, or PFIC, rules discussed below, if you are a U.S. holder, the gross amount of any dividend paid by us out of our current or accumulated earnings and profits (as determined for U.S. federal income tax purposes) is subject to U.S. federal income taxation as a dividend. However, because we do not expect to calculate our earnings and profits in accordance with U.S. federal income tax principles, the entire amount of any distribution may be treated as a dividend. If you are a non-corporate U.S. holder, with some exceptions dividends that constitute qualified dividend income will be taxable to you at the preferential rates applicable to long-term capital gains provided that you hold your ordinary shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date and meet other holding period requirements. If we were determined to be a PFIC during either a given taxable year or the preceding taxable year, dividends paid by us during the later taxable year would not be qualified dividend income and, therefore, would be ineligible for the preferential rates described above; instead, any such dividend would be subject to tax at the rates applicable to ordinary income. The dividend is taxable to you when you receive the dividend, actually or constructively. The dividend will not be eligible for the dividends-received deduction generally allowed to U.S. corporations in respect of dividends received from other corporations.
The amount of the dividend distribution that you must include in your income as a U.S. holder will be the U.S. dollar value of the payments made, determined at the spot rate on the date the distribution is includable in your income, regardless of whether the payment is in fact converted into U.S. dollars. You must include any Irish tax withheld from the dividend payment in this amount, even though you will not in fact receive the amount of that tax. Generally, any gain or loss resulting from currency exchange fluctuations during the period from the date you include the dividend payment in income to the date you convert the payment into U.S. dollars will be treated as ordinary income or loss and will not be eligible for the special tax rates applicable to qualified dividend income. The gain or loss generally will be income or loss from sources within the United States for foreign tax credit limitation purposes.
Distributions (or portions thereof) from corporations demonstrated to be in excess of current and accumulated earnings and profits, as determined for U.S. federal income tax purposes, will be treated as a non-taxable return of capital to the extent of the receiving shareholder’s basis in its shares and thereafter as capital gain. However, as noted above, because we do not expect to calculate our earnings and profits in accordance with U.S. federal income tax principles, the entire amount of any distribution may be treated as a dividend.
Dividends generally will be income from sources outside the United States for foreign tax credit limitation purposes. Dividends will, depending on your circumstances, generally be either passive category income or general category income for purposes of computing the foreign tax credit allowable to you. Subject to certain limitations, any Irish tax withheld and paid over to Ireland will be creditable or deductible (at your option) against your U.S. federal income tax liability. However, no foreign tax credit will be allowed if you qualify for an exemption from Irish withholding tax, as described more fully above in “— Material Irish Tax Consequences — General Exemptions.”

Taxation of Capital Gains
Subject to the PFIC rules discussed below, if you are a U.S. holder and you sell or otherwise dispose of your ordinary shares, you will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference between the U.S. dollar value of the amount that you realize and your tax basis, determined in U.S. dollars, in your ordinary shares.
Capital gains of a non-corporate U.S. holder generally are taxed at preferential rates where the property is held for more than one year. Capital gains and losses attributable to our ordinary shares, pre-funded warrants or warrants generally will constitute income or loss from sources within the United States for foreign tax credit limitation purposes. A U.S. holder’s ability to deduct capital losses is subject to limitations.
PFIC Rules
Special rules apply to U.S. holders who hold shares, pre-funded warrants or warrants in a foreign corporation that is treated as a PFIC for U.S. federal income tax purposes. The determination of whether a foreign corporation is a PFIC is primarily factual and cannot be made definitively until after the close of the tax year. We do not believe we were a PFIC for any taxable year ending before January 1, 2021, but this conclusion is not free from doubt as described more fully in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020 under the caption “We may be classified as a passive foreign investment company for one or more of our taxable years, which may result in adverse U.S. federal income tax consequence to U.S. holders.”
If we were to be treated as a PFIC for any taxable year, and you are a U.S. holder that did not make either election described below, you would be subject to special (default) rules with respect to: (1) any gain realized on the sale or other disposition of our ordinary shares, pre-funded warrants or warrants and (2) any “excess distribution” that we make to you (generally, any distribution during a single taxable year that, when added to all other distributions made during that year, is greater than 125 percent of the average annual distribution received in respect of your ordinary shares during the three preceding taxable years or, if shorter, your holding period for the ordinary shares). Neither of the elections described below is effective with respect to shares treated as owned by reason of holding unexercised warrants.
Under these default rules: (1) the gain or excess distribution will be allocated ratably over the applicable holding period for the ordinary shares, pre-funded warrants or warrants, as the case may be, (2) the amount allocated to the taxable year in which you realize the gain or excess distribution and to taxable years before we became a PFIC will be taxed as ordinary income, (3) the amount allocated to each other prior year will be taxed at the highest tax rate in effect for that year, and (4) the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such prior year. Special rules apply for calculating the amount of the foreign tax credit with respect to excess distributions by a PFIC.
Your ordinary shares will be treated as stock in a PFIC if we were a PFIC at any time during your holding period in the ordinary shares, pre-funded warrants, or warrants, even if we are not currently a PFIC.
If you own ordinary shares in a PFIC that are treated as “marketable stock,” you may make a mark-to-market election. If you make a valid and timely mark-to-market election, you will not be subject to the default PFIC rules described above. Instead, in general, you will include as ordinary income each year the excess, if any, of the fair market value of your ordinary shares at the end of the taxable year over your adjusted basis in your ordinary shares. These amounts of ordinary income will not be eligible for the favorable tax rates applicable to long-term capital gains. You will also be allowed to claim an ordinary loss in respect of the excess, if any, of the adjusted basis of your ordinary shares over their fair market value at the end of the taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). Your basis in your ordinary shares will be adjusted to reflect any such income included or loss claimed.
Alternatively, if you own ordinary shares in a PFIC, you may make a “qualified electing fund,” or QEF, election. If you make a valid and timely QEF election and we provide certain required information to you, you will not be subject to the default PFIC rules described above with respect to those ordinary shares. Instead, for each taxable year to which such an election applies, you will be subject to U.S. federal income tax on your pro rata share of our net capital gain and ordinary earnings, regardless of whether such amounts are actually distributed to you in that year or any later year. We currently intend to make available the information necessary to permit you to make a valid QEF election, but there is no assurance that we will continue to do so in future years.
In addition, notwithstanding any election you make with regard to the ordinary shares and as noted above, dividends that you receive from us would not constitute qualified dividend income to you if we were a PFIC either in the taxable year of the distribution or the preceding taxable year. Dividends that you receive that do not constitute qualified dividend income are not eligible for taxation at the preferential rates applicable to qualified dividend income; instead, such dividends are subject to tax at rates applicable to ordinary income. In addition, as noted above, because we do not expect to calculate earnings and profits in accordance with U.S. federal income tax principles, the entire amount of any distribution may be treated as a dividend.
If you own our ordinary shares, pre-funded warrants or warrants during any year that we are a PFIC, you generally will be required to file an Internal Revenue Service, or IRS, Form 8621.
Medicare Tax
A U.S. holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8 percent tax on the lesser of (1) the U.S. holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. holder’s modified adjusted gross income for the taxable year over a certain threshold (which in the case of individuals will be between $125,000 and $250,000, depending on the individual’s circumstances). A holder’s net investment income will generally include its dividend income and its net gains from the disposition of shares, pre-funded warrants or warrants, unless such dividend income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities).
Information with Respect to Foreign Financial Assets
Owners of “specified foreign financial assets” with an aggregate value in excess of $50,000 (and in some circumstances, a higher threshold) may be required to file an information report with respect to such assets with their tax returns. “Specified foreign financial assets” may include financial accounts maintained by foreign financial institutions, as well as the following, if they are not held in accounts maintained by financial institutions: (i) stocks and securities issued by non-U.S. persons, (ii) financial instruments and contracts held for investment that have non-U.S. issuers or counterparties, and (iii) interests in foreign entities.
Backup Withholding and Information Reporting
If you are a non-corporate U.S. holder, information reporting generally will apply to:
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dividend payments or other taxable distributions made to you within the United States, and

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the payment of proceeds to you from the sale of our ordinary shares effected at a U.S. office of a broker.

Additionally, backup withholding may apply to such payments if you are a non-corporate U.S. holder that:
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fails to provide an accurate taxpayer identification number,

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is notified by the IRS that you have failed to report all interest and dividends required to be shown on your federal income tax returns, or

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in certain circumstances, fails to comply with applicable certification requirements.

Payment of the proceeds from the sale of our ordinary shares effected at a foreign office of a broker generally will not be subject to information reporting or backup withholding unless:
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the proceeds are transferred to an account maintained by you in the United States,

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the payment of proceeds or the confirmation of the sale is mailed to you at a U.S. address, or

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the sale has some other specified connection with the United States as provided in U.S. Treasury regulations,

except if the broker does not have actual knowledge or reason to know that you are a U.S. person and the documentation requirements described above are met or you otherwise establish an exemption.
In addition, a sale of our ordinary shares effected at a foreign office of a broker will be subject to information reporting if the broker is:
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a U.S. person,

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a controlled foreign corporation for U.S. tax purposes,

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an individual or entity that is not a U.S. person and 50 percent or more of whose gross income is effectively connected with the conduct of a U.S. trade or business for a specified three-year period, or

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a foreign partnership, if at any time during its tax year (1) one or more of its partners are “U.S. persons”, who in the aggregate hold more than 50 percent of the income or capital interest in the partnership, or (2) such foreign partnership is engaged in the conduct of a U.S. trade or business, unless the broker does not have actual knowledge or reason to know that you are a U.S. person and the documentation requirements described above are met or you otherwise establish an exemption. Backup withholding will apply if the sale is subject to information reporting and the broker has actual knowledge that you are a U.S. person.
You generally may obtain a refund of any amounts withheld under the backup withholding rules that exceed your income tax liability by timely filing a refund claim with the IRS.
THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. U.S. HOLDERS SHOULD CONSULT WITH THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, AND LOCAL AND FOREIGN TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSAL OF OUR ORDINARY SHARES, PRE-FUNDED WARRANTS OR WARRANTS, INCLUDING THE EFFECT OF ANY APPLICABLE INCOME TAX TREATY, SUCH AS THE TAX TREATY BETWEEN THE UNITED STATES AND IRELAND.

PLAN OF DISTRIBUTION
We have engaged H.C. Wainwright & Co., LLC (“Wainwright” or the “placement agent”), to act as our exclusive placement agent to solicit offers to purchase the securities offered by this prospectus supplement and the accompanying prospectus. Wainwright is not purchasing or selling any securities, nor is it required to arrange for the purchase and sale of any specific number or dollar amount of securities, but only to use its reasonable best efforts to arrange for the sale of the securities by us. Therefore, we may not sell the entire amount of the securities being offered hereby. There is no minimum amount of proceeds that is a condition to closing of this offering. We will enter into a securities purchase agreement directly with the institutional investors that purchase our securities in this offering. Wainwright may engage one or more sub-placement agents or selected dealers in connection with this offering.
Fees and Expenses
The following table show the per share and accompanying warrant, per pre-funded warrant and accompanying warrant and total placement agent fees we will pay in connection with the sale of the securities in this offering, assuming the purchase of all of the securities we are offering.
Per share and accompanying warrant placement agent cash fee	$0.14715
Per pre-funded warrant and accompanying warrant placement agent cash fee	$0.14715
Total	$1,524,622.62
We have agreed to pay the placement agent a total cash fee equal to 6.0% of the gross proceeds of this offering. We will also reimburse the placement agent’s expenses in connection with this offering, including fees and expenses of counsel, up to $90,000 and the placement agent’s clearing expenses in the amount of up to $15,950. We estimate the total offering expenses of this offering that will be payable by us, excluding the placement agent fees and expenses, will be approximately $500,000.
We have agreed to pay the placement agent the cash compensation and expense reimbursement described above in connection with any capital raising transaction by investors participating in this offering, subject to certain exceptions, within a specified period of time following the expiration or termination of our engagement of the placement agent. In addition, in certain limited circumstances, we have also granted the placement agent a right to participate as underwriter or co-placement for a portion of any issuance of securities to investors for the purposes of raising capital within a specified period of time following the expiration or termination of our engagement of the placement agent.
Other Relationships
The placement agent may, from time to time, engage in transactions with or perform services for us in the ordinary course of its business and may continue to receive compensation from us for such services.
Lock-up Agreements
Pursuant to the securities purchase agreement, we and our subsidiaries have agreed not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any ordinary shares or ordinary share equivalents for a period of 60 days following the consummation of this offering, subject to certain exceptions.
Each of our executive officers and directors has agreed to be subject to a lock-up for a period from the date of this prospectus supplement until 60 days following the consummation of this offering. This means that, during the applicable lock-up period, our executive officers and directors may not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of any ordinary shares or any securities convertible into, or exercisable or exchangeable for, our ordinary shares, subject to certain exceptions.
Determination of Offering Price
The offering price of the securities we are offering was negotiated between us and the investors, in consultation with the placement agent based on the trading of our ordinary shares prior to the offering, among other things. Other factors considered in determining the offering price of the securities we are offering include the history and prospects of our company, the stage of development of our business, our business plans for the future and the extent to which they have been implemented, an assessment of our management, general conditions of the securities markets at the time of the offering and such other factors as were deemed relevant.
Transfer Agent and Registrar
The transfer agent and registrar for our ordinary shares is Computershare Trust Company, N.A.
Nasdaq Listing
Our ordinary shares are listed on The Nasdaq Global Select Market under the symbol “NBRV.” There is no established trading market for the pre-funded warrants or the warrants, and we do not expect a market to develop. We do not intend to apply for a listing for any of the pre-funded warrants or any of the warrants on any securities exchange or other nationally recognized trading system. Without an active trading market, the liquidity of the pre-funded warrants and the warrants will be limited.
Indemnification
We have agreed to indemnify the placement agent against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the placement agent may be required to make with respect to any of these liabilities.
Regulation M
The placement agent may be deemed to be an underwriter within the meaning of Section 2(a)(11) of the Securities Act and any fees received by it and any profit realized on the sale of the securities by it while acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. The placement agent will be required to comply with the requirements of the Securities Act and the Exchange Act, including, without limitation, Rule 10b-5 and Regulation M under the Exchange Act. These rules and regulations may limit the timing of purchases and sales of our securities by the placement agent. Under these rules and regulations, the placement agent may not (i) engage in any stabilization activity in connection with our securities and (ii) bid for or purchase any of our securities or attempt to induce any person to purchase any of our securities, other than as permitted under the Exchange Act, until it has completed its participation in the distribution.

LEGAL MATTERS
Legal matters with respect to U.S. federal and New York State law in connection with this offering will be passed upon for us by Wilmer Cutler Pickering Hale and Dorr LLP, New York, New York. Certain legal matters with respect to Irish law in connection with the validity of the ordinary shares being offered by this prospectus supplement and other legal matters will be passed upon for us by A&L Goodbody, Dublin, Ireland. Ellenoff Grossman & Schole LLP, New York, New York, has acted as counsel for the placement agent in connection with this offering.
EXPERTS
The consolidated financial statements of Nabriva Therapeutics plc as of December 31, 2018 and 2019 and for each of the years in the three-year period ended December 31, 2019, have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.
The audit report covering the December 31, 2019 consolidated financial statements contains an explanatory paragraph that states that Nabriva Therapeutics plc has incurred recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustment that might result from the outcome of that uncertainty.

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the information and periodic reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and, in accordance therewith, file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at www.nabriva.com. Our website is not a part of this prospectus supplement and is not incorporated by reference in this prospectus supplement.
This prospectus supplement and the accompanying prospectus are part of a registration statement we filed with the SEC. This prospectus supplement and the accompanying prospectus omit some information contained in the registration statement in accordance with SEC rules and regulations. You should review the information and exhibits in the registration statement for further information about us and our consolidated subsidiaries and the securities we are offering. Statements in this prospectus supplement and the accompanying prospectus concerning any document we filed as an exhibit to the registration statement or that we otherwise filed with the SEC are not intended to be comprehensive and are qualified by reference to these filings. You should review the complete document to evaluate these statements.
INCORPORATION BY REFERENCE
The SEC allows us to incorporate by reference much of the information we file with the SEC, which means that we can disclose important information to you by referring you to those publicly available documents. The information that we incorporate by reference in this prospectus supplement is considered to be part of this prospectus supplement and the accompanying prospectus. Because we are incorporating by reference future filings with the SEC, this prospectus supplement and the accompanying prospectus are continually updated and those future filings may modify or supersede some of the information included or incorporated in this prospectus supplement and the accompanying prospectus. This means that you must look at all of the SEC filings that we incorporate by reference to determine if any of the statements in this prospectus supplement, the accompanying prospectus or in any document previously incorporated by reference herein or therein have been modified or superseded. This prospectus supplement incorporates by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed), until the offering of the securities offered hereby is terminated or completed:
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our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (File No. 001-37558);

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our Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 (File No. 001-37558);

•
our Current Reports on Form 8-K filed on January 8, 2020, February 12, 2020, April 7, 2020, May 1, 2020, May 27, 2020, May 29, 2020, June 1, 2020, June 22, 2020, July 15, 2020 (Items 1.01 and 9.01 only), July 29, 2020, September 1, 2020, December 3, 2020, December 7, 2020, December 14, 2020, February 1, 2021 (Items 5.02 and 9.01 only), February 12, 2021 and February 26, 2021 (Items 5.02, 8.01 and 9.01 only) (File No. 001-37558); and

•
the description of our ordinary shares included under the caption “Description of the Ordinary Shares” in the prospectus dated May 23, 2017, which was filed on May 23, 2017 and is part of the Registration Statement on Form S-4 originally filed with the SEC on April 14, 2017 (Registration No. 333-217315), as the description therein has been updated and superseded by the description of our ordinary shares contained in Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and including any amendments and reports filed for the purpose of updating such description.

You may request a copy of these filings, at no cost, by writing or telephoning us at the following address or telephone number:
Nabriva Therapeutics plc
Attention: Investor Relations
1000 Continental Drive, Suite 600
King of Prussia, PA 19406
(610) 816-6640

$150,000,000
PROSPECTUS
NABRIVA THERAPEUTICS PLC
Debt Securities
Ordinary Shares
Preferred Shares
Depositary Shares
Units
Warrants
We may offer and sell securities from time to time in one or more offerings of up to $150,000,000 in aggregate offering price. This prospectus describes the general terms of these securities and the general manner in which these securities will be offered. We will provide the specific terms of these securities in supplements to this prospectus. The prospectus supplements will also describe the specific manner in which these securities will be offered and may also supplement, update or amend information contained in this document. You should read this prospectus and any applicable prospectus supplement before you invest.
We may offer these securities in amounts, at prices and on terms determined at the time of offering. The securities may be sold directly to you, through agents, or through underwriters and dealers. If agents, underwriters or dealers are used to sell the securities, we will name them and describe their compensation in a prospectus supplement.”
Our ordinary shares are listed on The Nasdaq Global Select Market under the symbol “NBRV.”

Investing in these securities involves significant risks. See “Risk Factors” included in any accompanying prospectus supplement and in the documents incorporated by reference in this prospectus for a discussion of the factors you should carefully consider before deciding to purchase these securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.
The date of this prospectus is September 11, 2020.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we filed with the Securities and Exchange Commission, which we refer to as the “SEC,” utilizing a “shelf” registration process. Under this shelf registration process, we may from time to time sell any combination of the securities described in this prospectus in one or more offerings for an aggregate initial offering price of up to $150,000,000.
This prospectus provides you with a general description of the securities we may offer. Each time we sell securities, we will provide one or more prospectus supplements that will contain specific information about the terms of the offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and the accompanying prospectus supplement together with the additional information described under the heading “Where You Can Find More Information” beginning on page 2 of this prospectus.
You should rely only on the information contained in or incorporated by reference in this prospectus, any accompanying prospectus supplement or in any related free writing prospectus filed by us with the SEC. We have not authorized anyone to provide you with different information. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or the solicitation of an offer to buy any securities other than the securities described in this prospectus or such accompanying prospectus supplement or an offer to sell or the solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful. You should assume that the information appearing in this prospectus, any prospectus supplement, the documents incorporated by reference and any related free writing prospectus is accurate only as of their respective dates. Our business, financial condition, results of operations and prospects may have changed materially since those dates.
SPECIAL NOTE REGARDING THE REDOMICILIATION
On June 23, 2017, Nabriva Therapeutics plc, a public limited company organized under the laws of Ireland, or Nabriva Ireland, became the successor issuer to Nabriva Therapeutics AG, a stock corporation (Aktiengesellschaft) organized under the laws of Austria, or Nabriva Austria, for certain purposes under both the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, or the Exchange Act, and certain of Nabriva Austria’s historical reports filed under the Exchange Act are incorporated by reference in this prospectus. Such succession occurred following the conclusion of a tender offer related to the exchange of American Depositary Shares and common shares of Nabriva Austria for ordinary shares of Nabriva Ireland, which resulted in Nabriva Ireland, a new Irish holding company, becoming the ultimate holding company of Nabriva Austria (the predecessor registrant and former ultimate holding company) and its subsidiaries.
Unless the context specifically indicates otherwise, references in this prospectus to “Nabriva Therapeutics plc,” “Nabriva,” “Nabriva Ireland,” “we,” “our,” “ours,” “us,” “our company,” “our group” or similar terms refer to Nabriva Therapeutics plc, a public limited company incorporated in Ireland, and its consolidated subsidiaries. References in this prospectus to “Nabriva Austria” refer to Nabriva Therapeutics AG, our predecessor.

WHERE YOU CAN FIND MORE INFORMATION
We are subject to the information and periodic reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and, in accordance therewith, file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. Copies of certain information filed by us with the SEC are also available on our website at http://www.nabriva.com. Our website is not a part of this prospectus and is not incorporated by reference in this prospectus.
This prospectus is part of a registration statement we filed with the SEC. This prospectus omits some information contained in the registration statement in accordance with SEC rules and regulations. You should review the information and exhibits in the registration statement for further information about us and our consolidated subsidiaries and the securities we are offering. Statements in this prospectus concerning any document we filed as an exhibit to the registration statement or that we otherwise filed with the SEC are not intended to be comprehensive and are qualified by reference to these filings. You should review the complete document to evaluate these statements.
INCORPORATION BY REFERENCE
The SEC allows us to incorporate by reference much of the information we file with the SEC, which means that we can disclose important information to you by referring you to those publicly available documents. The information that we incorporate by reference in this prospectus is considered to be part of this prospectus. Because we are incorporating by reference future filings with the SEC, this prospectus is continually updated and those future filings may modify or supersede some of the information included or incorporated in this prospectus. This means that you must look at all of the SEC filings that we incorporate by reference to determine if any of the statements in this prospectus or in any document previously incorporated by reference have been modified or superseded. This prospectus incorporates by reference the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (in each case, other than those documents or the portions of those documents not deemed to be filed) between the date of the initial registration statement and the effectiveness of the registration statement and following the effectiveness of the registration statement until the offering of the securities under the registration statement is terminated or completed:
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (File No. 001-37558);

•
our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020 and June 30, 2020 (File No. 001-37558);

•
our Current Reports on Form 8-K filed on January 8, 2020, February 12, 2020, April 7, 2020, May 1, 2020, May 27, 2020, May 29, 2020, June 1, 2020, June 22, 2020, July 15, 2020 and July 29, 2020 (File No. 001-37558); and

•
the description of our ordinary shares included under the caption “Description of the Ordinary Shares” in the prospectus dated May 23, 2017, which was filed on May 23, 2017 and is part of the Registration Statement on Form S-4 originally filed with the Commission on April 14, 2017 (Registration No. 333-217315), including any amendments or supplements thereto.

You may request a copy of these filings, at no cost, by writing or telephoning us at the following address or telephone number:
Nabriva Therapeutics plc
Attention: Investor Relations
1000 Continental Drive, Suite 600
King of Prussia, PA 19406
(610) 816-6640

FORWARD-LOOKING STATEMENTS
This prospectus and the information incorporated by reference in this prospectus include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act. All statements contained or incorporated by reference herein, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth, other than statements of historical facts, are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.
We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. You are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties and assumptions that are referenced in the section of any accompanying prospectus supplement entitled “Risk Factors.” You should also carefully review the risk factors and cautionary statements described in the other documents we file from time to time with the SEC, specifically our most recent Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. We undertake no obligation to revise or update any forward-looking statements, except to the extent required by law.

THE COMPANY
We are a biopharmaceutical company engaged in the commercialization and research and development of novel anti-infective agents to treat serious infections. We have received U.S. Food and Drug Administration approval for XENLETA (lefamulin injection, lefamulin tablets), the first systemic pleuromutilin antibiotic for community-acquired bacterial pneumonia. We also are developing CONTEPO (fosfomycin) for injection, an epoxide antibiotic for complicated urinary tract infections, or cUTI, including acute pyelonephritis.
Our principal executive offices are located at 25-28 North Wall Quay, IFSC, Dublin 1, Ireland, and our telephone number is +353 1 649 2000. Our U.S. operations are conducted by our wholly-owned subsidiary Nabriva Therapeutics US, Inc., a Delaware corporation established in August 2014 and located at 1000 Continental Drive, Suite 600, King of Prussia, PA 19406 and its telephone number is (610) 816-6640.

USE OF PROCEEDS
We intend to use the net proceeds from the sale of any securities offered under this prospectus for general corporate purposes unless otherwise indicated in the applicable prospectus supplement. General corporate purposes may include research and development costs, manufacturing and commercialization expenses, the acquisition or licensing of other products, businesses or technologies, working capital and capital expenditures. We may temporarily invest the net proceeds from the sale of any securities offered under this prospectus in a variety of capital preservation instruments, including term deposits and short-term, investment-grade, interest-bearing instruments and U.S. and certain European government securities, until they are used for their stated purpose. We have not determined the amount of net proceeds to be used specifically for such purposes. As a result, management will retain broad discretion over the allocation of net proceeds.

DESCRIPTION OF DEBT SECURITIES
We may offer debt securities which may be senior or subordinated. We refer to the senior debt securities and the subordinated debt securities collectively as debt securities. The following description summarizes the general terms and provisions of the debt securities. We will describe the specific terms of the debt securities and the extent, if any, to which the general provisions summarized below apply to any series of debt securities in the prospectus supplement relating to the series and any applicable free writing prospectus that we authorize to be delivered. When we refer to “the Company,” “we,” “our,” and “us” in this section, we mean Nabriva Therapeutics plc excluding, unless the context otherwise requires or as otherwise expressly stated, our subsidiaries.
We may issue senior debt securities from time to time, in one or more series under a senior indenture to be entered into between us and a senior trustee to be named in a prospectus supplement, which we refer to as the senior trustee. We may issue subordinated debt securities from time to time, in one or more series under a subordinated indenture to be entered into between us and a subordinated trustee to be named in a prospectus supplement, which we refer to as the subordinated trustee. The forms of senior indenture and subordinated indenture are filed as exhibits to the registration statement of which this prospectus forms a part. The senior indenture and the subordinated indenture are referred to individually as an indenture and together as the indentures and the senior trustee and the subordinated trustee are referred to individually as a trustee and together as the trustees. This section summarizes some of the provisions of the indentures and is qualified in its entirety by the specific text of the indentures, including definitions of terms used in the indentures. Wherever we refer to particular sections of, or defined terms in, the indentures, those sections or defined terms are incorporated by reference in this prospectus or the applicable prospectus supplement. You should review the indentures that are filed as exhibits to the registration statement of which this prospectus forms a part for additional information.
Neither indenture will limit the amount of debt securities that we may issue. The applicable indenture will provide that debt securities may be issued up to an aggregate principal amount authorized from time to time by us and may be payable in any currency or currency unit designated by us or in amounts determined by reference to an index.
General
The senior debt securities will constitute our unsecured and unsubordinated general obligations and will rank equally in right of payment with our other unsecured and unsubordinated obligations. The subordinated debt securities will constitute our unsecured and subordinated general obligations and will be junior in right of payment to our senior indebtedness (including senior debt securities), as described under the heading “— Certain Terms of the Subordinated Debt Securities — Subordination.” The debt securities will be structurally subordinated to all existing and future indebtedness and other liabilities of our subsidiaries unless such subsidiaries expressly guarantee such debt securities.
The debt securities will be our unsecured obligations. Any secured debt or other secured obligations will be effectively senior to the debt securities to the extent of the value of the assets securing such debt or other obligations. Unless otherwise indicated in the applicable prospectus supplement, the debt securities will not be guaranteed by any of our subsidiaries.
The applicable prospectus supplement and/or free writing prospectus will include any additional or different terms of the debt securities of any series being offered, including the following terms:
•
the title and type of the debt securities;

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whether the debt securities will be senior or subordinated debt securities, and, with respect to any subordinated debt securities the terms on which they are subordinated;

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the initial aggregate principal amount of the debt securities;

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the price or prices at which we will sell the debt securities;

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the maturity date or dates of the debt securities and the right, if any, to extend such date or dates;

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the rate or rates, if any, at which the debt securities will bear interest, or the method of determining such rate or rates;

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the date or dates from which such interest will accrue, the interest payment dates on which such interest will be payable or the method of determination of such dates;

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the right, if any, to extend the interest payment periods and the duration of that extension;

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the manner of paying principal and interest and the place or places where principal and interest will be payable;

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provisions for a sinking fund, purchase fund or other analogous fund, if any;

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any redemption dates, prices, obligations and restrictions on the debt securities;

•
the currency, currencies or currency units in which the debt securities will be denominated and the currency, currencies or currency units in which principal and interest, if any, on the debt securities may be payable;

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any conversion or exchange features of the debt securities;

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whether the debt securities will be subject to the defeasance provisions in the indenture;

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whether the debt securities will be issued in definitive or global form or in definitive form only upon satisfaction of certain conditions;

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whether the debt securities will be guaranteed as to payment or performance;

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any special tax implications of the debt securities;

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any events of defaults or covenants in addition to or in lieu of those set forth in the indenture; and

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any other material terms of the debt securities.

When we refer to “principal” in this section with reference to the debt securities, we are also referring to “premium, if any.”
We may from time to time, without notice to or the consent of the holders of any series of debt securities, create and issue further debt securities of any such series ranking equally with the debt securities of such series in all respects (or in all respects other than (1)the payment of interest accruing prior to the issue date of such further debt securities or (2)the first payment of interest following the issue date of such further debt securities). Such further debt securities may be consolidated and form a single series with the debt securities of such series and have the same terms as to status, redemption or otherwise as the debt securities of such series.
You may present debt securities for exchange and you may present debt securities for transfer in the manner, at the places and subject to the restrictions set forth in the debt securities and the applicable prospectus supplement. We will provide you those services without charge, although you may have to pay any tax or other governmental charge payable in connection with any exchange or transfer, as set forth in the indenture.
Debt securities may bear interest at a fixed rate or a floating rate. Debt securities bearing no interest or interest at a rate that at the time of issuance is below the prevailing market rate (original issue discount securities) may be sold at a discount below their stated principal amount. U.S. federal income tax considerations applicable to any such discounted debt securities or to certain debt securities issued at par which are treated as having been issued at a discount for U.S. federal income tax purposes will be described in the applicable prospectus supplement.
We may issue debt securities with the principal amount payable on any principal payment date, or the amount of interest payable on any interest payment date, to be determined by reference to one or more currency exchange rates, securities or baskets of securities, commodity prices or indices. You may receive a payment of principal on any principal payment date, or a payment of interest on any interest payment date, that is greater than or less than the amount of principal or interest otherwise payable on such dates, depending on the value on such dates of the applicable currency, security or basket of securities, commodity or index. Information as to the methods for determining the amount of principal or interest payable on any date, the currencies, securities or baskets of securities, commodities or indices to which the amount payable on such date is linked and certain related tax considerations will be set forth in the applicable prospectus supplement.
Certain Terms of the Senior Debt Securities
Covenants.   Unless we indicate otherwise in a prospectus supplement with respect to a particular series of senior debt securities, the senior debt securities will not contain any financial or restrictive covenants, including covenants restricting either us or any of our subsidiaries from incurring, issuing, assuming or guaranteeing any indebtedness secured by a lien on any of our or our subsidiaries’ property or shares, or restricting either us or any of our subsidiaries from entering into sale and leaseback transactions.
Consolidation, Merger and Sale of Assets.   Unless we indicate otherwise in a prospectus supplement with respect to a particular series of senior debt securities, we may not consolidate with or merge into any other person, in a transaction in which we are not the surviving corporation, or convey, transfer or lease our properties and assets substantially as an entirety to any person, in either case, unless:
•
the successor entity, if any, is a corporation, limited liability company, limited company, partnership, trust or similar entity in the United States, Ireland, Switzerland, the United Kingdom or any other member state of the European Union;

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the successor entity assumes our obligations on the senior debt securities and under the senior indenture;

•
immediately after giving effect to the transaction, no default or event of default shall have occurred and be continuing; and

•
we have delivered to the senior trustee an officer’s certificate and an opinion of counsel, each stating that the consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with the senior indenture and all conditions precedent provided for in the senior indenture relating to such transaction have been complied with.

The restrictions described in the bullets above do not apply (1)to our consolidation with or merging into one of our affiliates, if our board of directors determines in good faith that the purpose of the consolidation or merger is principally to change our form of organization to another form or (2)if we merge with or into a single direct or indirect wholly-owned subsidiary of ours.
The surviving business entity will succeed to, and be substituted for, us under the senior indenture and the senior debt securities and, except in the case of a lease, we shall be released from all obligations under the senior indenture and the senior debt securities.
No Protection in the Event of a Change in Control.   Unless we indicate otherwise in a prospectus supplement with respect to a particular series of senior debt securities, the senior debt securities will not contain any provisions that may afford holders of the senior debt securities protection in the event we have a change in control or in the event of a highly leveraged transaction (whether or not such transaction results in a change in control).
Events of Default.   Unless we indicate otherwise in a prospectus supplement with respect to a particular series of senior debt securities, the following are events of default under the senior indenture with respect to senior debt securities of each series:
•
failure to pay interest on any senior debt securities of such series when due and payable, if that default continues for a period of 30 days (or such other period as may be specified for such series);

•
failure to pay principal on the senior debt securities of such series when due and payable whether at maturity, upon redemption, by declaration or otherwise (and, if specified for such series, the continuance of such failure for a specified period);

•
default in the performance of or breach of any of our covenants or agreements in the senior indenture applicable to senior debt securities of such series, other than a covenant breach which is specifically dealt with elsewhere in the senior indenture, and that default or breach continues for a period of 90 days after we receive written notice from the trustee or from the holders of 25% or more in aggregate principal amount of the senior debt securities of such series;
•
certain events of bankruptcy or insolvency, whether or not voluntary; and

•
any other event of default provided for in such series of senior debt securities as may be specified in the applicable prospectus supplement.

The default by us under any other debt, including any other series of debt securities, is not a default under the senior indenture.
If an event of default other than an event of default specified in the fourth bullet point above occurs with respect to a series of senior debt securities and is continuing under the senior indenture, then, and in each such case, either the trustee or the holders of not less than 25% in aggregate principal amount of such series then outstanding under the senior indenture (each such series voting as a separate class) by written notice to us and to the trustee, if such notice is given by the holders, may, and the trustee at the request of such holders shall, declare the principal amount of and accrued interest on such series of senior debt securities to be immediately due and payable, and upon this declaration, the same shall become immediately due and payable.
If an event of default specified in the fourth bullet point above occurs and is continuing, the entire principal amount of and accrued interest on each series of senior debt securities then outstanding shall automatically become immediately due and payable.
Unless otherwise specified in the prospectus supplement relating to a series of senior debt securities originally issued at a discount, the amount due upon acceleration shall include only the original issue price of the senior debt securities, the amount of original issue discount accrued to the date of acceleration and accrued interest, if any.
Upon certain conditions, declarations of acceleration may be rescinded and annulled and past defaults may be waived by the holders of a majority in aggregate principal amount of all the senior debt securities of such series affected by the default, each series voting as a separate class. Furthermore, subject to various provisions in the senior indenture, the holders of a majority in aggregate principal amount of a series of senior debt securities, by notice to the trustee, may waive a continuing default or event of default with respect to such senior debt securities and its consequences, except a default in the payment of principal of or interest on such senior debt securities (other than any such default in payment resulting solely from an acceleration of the senior debt securities) or in respect of a covenant or provision of the senior indenture which cannot be modified or amended without the consent of the holders of each such senior debt security. Upon any such waiver, such default shall cease to exist, and any event of default with respect to such senior debt securities shall be deemed to have been cured, for every purpose of the senior indenture; but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.
The holders of a majority in aggregate principal amount of a series of senior debt securities may direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to such senior debt securities. However, the trustee may refuse to follow any direction that conflicts with law or the senior indenture, that may involve the trustee in personal liability or that the trustee determines in good faith may be unduly prejudicial to the rights of holders of such series of senior debt securities not joining in the giving of such direction and may take any other action it deems proper that is not inconsistent with any such direction received from holders of such series of senior debt securities. A holder may not pursue any remedy with respect to the senior indenture or any series of senior debt securities unless:
•
the holder gives the trustee written notice of a continuing event of default;

•
the holders of at least 25% in aggregate principal amount of such series of senior debt securities make a written request to the trustee to pursue the remedy in respect of such event of default;

•
the requesting holder or holders offer the trustee indemnity satisfactory to the trustee against any costs, liability or expense;

•
the trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

•
during such 60-day period, the holders of a majority in aggregate principal amount of such series of senior debt securities do not give the trustee a direction that is inconsistent with the request.

These limitations, however, do not apply to the right of any holder of a senior debt security of any affected series to receive payment of the principal of and interest on such senior debt security in accordance with the terms of such debt security, or to bring suit for the enforcement of any such payment in accordance with the terms of such debt security, on or after the due date for the senior debt securities, which right shall not be impaired or affected without the consent of the holder.
The senior indenture requires certain of our officers to certify, on or before a fixed date in each year in which any senior debt security is outstanding, as to their knowledge of our compliance with all covenants, agreements and conditions under the senior indenture.
Satisfaction and Discharge.   We can satisfy and discharge our obligations to holders of any series of debt securities if:
•
we have paid or caused to be paid the principal of and interest on all senior debt securities of such series (with certain limited exceptions) when due and payable; or

•
we deliver to the senior trustee for cancellation all senior debt securities of such series theretofore authenticated under the senior indenture (with certain limited exceptions); or

•
all senior debt securities of such series have become due and payable or will become due and payable within one year (or are to be called for redemption within one year under arrangements satisfactory to the senior trustee) and we deposit in trust an amount of cash or a combination of cash and U.S. government or U.S. government agency obligations (or in the case of senior debt securities denominated in a foreign currency, foreign government securities or foreign government agency securities) sufficient to make interest, principal and any other payments on the debt securities of that series on their various due dates;

and if, in any such case, we also pay or cause to be paid all other sums payable under the senior indenture, as and when the same shall be due and payable and we deliver to the senior trustee an officer’s certificate and an opinion of counsel, each stating that these conditions have been satisfied.
Under current U.S. federal income tax law, the deposit and our legal release from the debt securities would be treated as though we took back your debt securities and gave you your share of the cash and debt securities or bonds deposited in trust. In that event, you could recognize gain or loss on the debt securities you give back to us. Purchasers of the debt securities should consult their own advisers with respect to the tax consequences to them of such deposit and discharge, including the applicability and effect of tax laws other than the U.S. federal income tax law.
Defeasance.   Unless the applicable prospectus supplement provides otherwise, the following discussion of legal defeasance and covenant defeasance will apply to any series of debt securities issued under the indentures.
Legal Defeasance.   We can legally release ourselves from any payment or other obligations on the debt securities of any series (called “legal defeasance”) if certain conditions are met, including the following:
•
We deposit in trust for your benefit and the benefit of all other direct holders of the debt securities of the same series cash or a combination of cash and U.S. government or U.S. government agency obligations (or, in the case of senior debt securities denominated in a foreign currency, foreign government or foreign government agency obligations) that will generate enough cash to make interest, principal and any other payments on the debt securities of that series on their various due dates.

•
There is a change in current U.S. federal income tax law or an IRS ruling that lets us make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and instead repaid the debt securities ourselves when due. Under current U.S. federal income tax law, the deposit and our legal release from the debt securities would be treated as though we took back your debt securities and gave you your share of the cash and debt securities or bonds deposited in trust. In that event, you could recognize gain or loss on the debt securities you give back to us.
•
We deliver to the trustee a legal opinion of our counsel confirming the tax law change or ruling described above.

If we accomplish legal defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the event of any shortfall.
Covenant Defeasance.   Without any change in current U.S. federal tax law, we can make the same type of deposit described above and be released from some of the covenants in the debt securities (called “covenant defeasance”). In that event, you would lose the protection of those covenants but would gain the protection of having money and securities set aside in trust to repay the debt securities. In order to achieve covenant defeasance, we must do the following (among other things):
•
We must deposit in trust for your benefit and the benefit of all other direct holders of the debt securities of the same series cash or a combination of cash and U.S. government or U.S. government agency obligations (or, in the case of senior debt securities denominated in a foreign currency, foreign government or foreign government agency obligations) that will generate enough cash to make interest, principal and any other payments on the debt securities of that series on their various due dates.

•
We must deliver to the trustee a legal opinion of our counsel confirming that under current U.S. federal income tax law we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and instead repaid the debt securities ourselves when due.

If we accomplish covenant defeasance, you could still look to us for repayment of the debt securities if there were a shortfall in the trust deposit. In fact, if one of the events of default occurred (such as our bankruptcy) and the debt securities become immediately due and payable, there may be such a shortfall. Depending on the events causing the default, you may not be able to obtain payment of the shortfall.
Modification and Waiver.   We and the trustee may amend or supplement the senior indenture or the senior debt securities of any series without the consent of any holder:
•
to convey, transfer, assign, mortgage or pledge any assets as security for the senior debt securities of one or more series;

•
to evidence the succession of a corporation, limited liability company, partnership or trust to us, and the assumption by such successor of our covenants, agreements and obligations under the senior indenture or to otherwise comply with the covenant relating to mergers, consolidations and sales of assets;

•
to comply with requirements of the SEC in order to effect or maintain the qualification of the senior indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);

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to add to our covenants such new covenants, restrictions, conditions or provisions for the protection of the holders, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an event of default;

•
to cure any ambiguity, defect or inconsistency in the senior indenture or in any supplemental indenture or to conform the senior indenture or the senior debt securities to the description of senior debt securities of such series set forth in this prospectus or any applicable prospectus supplement;

•
to provide for or add guarantors with respect to the senior debt securities of any series;

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to establish the form or forms or terms of the senior debt securities as permitted by the senior indenture;

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to evidence and provide for the acceptance of appointment under the senior indenture by a successor trustee, or to make such changes as shall be necessary to provide for or facilitate the administration of the trusts in the senior indenture by more than one trustee;

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to add to, change or eliminate any of the provisions of the senior indenture in respect of one or more series of senior debt securities, provided that any such addition, change or elimination shall (a)neither (1)apply to any senior debt security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (2)modify the rights of the holder of any such senior debt security with respect to such provision or (b)become effective only when there is no senior debt security described in clause (a)(1)outstanding;

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to make any change to the senior debt securities of any series so long as no senior debt securities of such series are outstanding; or

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to make any change that does not adversely affect the rights of any holder in any material respect.

Other amendments and modifications of the senior indenture or the senior debt securities issued may be made, and our compliance with any provision of the senior indenture with respect to any series of senior debt securities may be waived, with the consent of the holders of a majority of the aggregate principal amount of the outstanding senior debt securities of each series affected by the amendment or modification (voting as a separate series); provided, however, that each affected holder must consent to any modification, amendment or waiver that:
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extends the final maturity of any senior debt securities of such series;

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reduces the principal amount of any senior debt securities of such series;

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reduces the rate, or extends the time for payment of, interest on any senior debt securities of such series;

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reduces the amount payable upon the redemption of any senior debt securities of such series;

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changes the currency of payment of principal of or interest on any senior debt securities of such series;

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reduces the principal amount of original issue discount securities payable upon acceleration of maturity or the amount provable in bankruptcy;

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waives a continuing default in the payment of principal of or interest on the senior debt securities other than any such default in payment resulting solely from an acceleration of the senior debt securities);

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changes the provisions relating to the waiver of past defaults or impairs the right of holders to receive payment or to institute suit for the enforcement of any payment or conversion of any senior debt securities of such series on or after the due date therefor;

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modifies any of the provisions of these restrictions on amendments and modifications, except to increase any required percentage or to provide that certain other provisions cannot be modified or waived without the consent of the holder of each senior debt security of such series affected by the modification;

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adversely affects the right to convert or exchange senior debt securities into ordinary shares or other property in accordance with the terms of the senior debt securities; or

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reduces the above-stated percentage of outstanding senior debt securities of such series whose holders must consent to a supplemental indenture or modifies or amends or waives certain provisions of or defaults under the senior indenture.

It shall not be necessary for the holders to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if the holders’ consent approves the substance thereof. After an amendment, supplement or waiver of the senior indenture in accordance with the provisions described in this section becomes effective, the trustee must give to the holders affected thereby certain notice briefly describing the amendment, supplement or waiver. Any failure by the trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplemental indenture or waiver.

No Personal Liability of Incorporators, Shareholders, Officers, Directors.   The senior indenture provides that no recourse shall be had under any obligation, covenant or agreement of ours in the senior indenture or any supplemental indenture, or in any of the senior debt securities or because of the creation of any indebtedness represented thereby, against any of our incorporators, shareholders, officers or directors, past, present or future, or of any predecessor or successor entity thereof under any law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise. Each holder, by accepting the senior debt securities, waives and releases all such liability.
Concerning the Trustee.   The senior indenture provides that, except during the continuance of an event of default, the trustee will not be liable except for the performance of such duties as are specifically set forth in the senior indenture. If an event of default has occurred and is continuing, the trustee will exercise such rights and powers vested in it under the senior indenture and will use the same degree of care and skill in its exercise as a prudent person would exercise under the circumstances in the conduct of such person’s own affairs.
The senior indenture and the provisions of the Trust Indenture Act incorporated by reference therein contain limitations on the rights of the trustee thereunder, should it become a creditor of ours or any of our subsidiaries, to obtain payment of claims in certain cases or to realize on certain property received by it in respect of any such claims, as security or otherwise. The trustee is permitted to engage in other transactions, provided that if it acquires any conflicting interest (as defined in the Trust Indenture Act), it must eliminate such conflict or resign.
We may have normal banking relationships with the senior trustee in the ordinary course of business.
Unclaimed Funds.   All funds deposited with the trustee or any paying agent for the payment of principal, premium, interest or additional amounts in respect of the senior debt securities that remain unclaimed for two years after the date upon which such amounts became due and payable will be repaid to us. Thereafter, any right of any holder of senior debt securities to such funds shall be enforceable only against us, and the trustee and paying agents will have no liability therefor.
Governing Law.   The senior indenture and the senior debt securities will be governed by, and construed in accordance with, the internal laws of the State of New York.
Certain Terms of the Subordinated Debt Securities
Other than the terms of the subordinated indenture and subordinated debt securities relating to subordination or otherwise as described in the prospectus supplement relating to a particular series of subordinated debt securities, the terms of the subordinated indenture and subordinated debt securities are identical in all material respects to the terms of the senior indenture and senior debt securities.
Additional or different subordination terms may be specified in the prospectus supplement applicable to a particular series.
Subordination.   The indebtedness evidenced by the subordinated debt securities is subordinate to the prior payment in full of all of our senior indebtedness, as defined in the subordinated indenture. During the continuance beyond any applicable grace period of any default in the payment of principal, premium, interest or any other payment due on any of our senior indebtedness, we may not make any payment of principal of or interest on the subordinated debt securities (except for certain sinking fund payments). In addition, upon any payment or distribution of our assets upon any dissolution, winding-up, liquidation or reorganization, the payment of the principal of and interest on the subordinated debt securities will be subordinated to the extent provided in the subordinated indenture in right of payment to the prior payment in full of all our senior indebtedness. Because of this subordination, if we dissolve or otherwise liquidate, holders of our subordinated debt securities may receive less, ratably, than holders of our senior indebtedness. The subordination provisions do not prevent the occurrence of an event of default under the subordinated indenture.
The term “senior indebtedness” of a person means with respect to such person the principal of, premium, if any, interest on, and any other payment due pursuant to any of the following, whether outstanding on the date of the subordinated indenture or incurred by that person in the future:

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all of the indebtedness of that person for money borrowed;

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all of the indebtedness of that person evidenced by notes, debentures, bonds or other securities sold by that person for money;

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all of the lease obligations that are capitalized on the books of that person in accordance with generally accepted accounting principles;

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all indebtedness of others of the kinds described in the first two bullet points above and all lease obligations of others of the kind described in the third bullet point above that the person, in any manner, assumes or guarantees or that the person in effect guarantees through an agreement to purchase, whether that agreement is contingent or otherwise; and

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all renewals, extensions or refundings of indebtedness of the kinds described in the first, second or fourth bullet point above and all renewals or extensions of leases of the kinds described in the third or fourth bullet point above;

unless, in the case of any particular indebtedness, renewal, extension or refunding, the instrument creating or evidencing it or the assumption or guarantee relating to it expressly provides that such indebtedness, renewal, extension or refunding is not superior in right of payment to the subordinated debt securities. Our senior debt securities constitute senior indebtedness for purposes of the subordinated indenture.

DESCRIPTION OF SHARE CAPITAL
The following description of our share capital is intended as a summary only and therefore is not a complete description of our share capital. This description is based upon, and is qualified by reference to, our constitution and applicable provisions of the Irish Companies Act 2014, as amended (the “Irish Companies Act”). You should read our constitution, which is filed as an exhibit to the registration statement of which this prospectus forms a part, for the provisions that are important to you.
Capital Structure
Authorized and Issued Share Capital
Our authorized share capital consists of 1,000,000,000 ordinary shares of $0.01 each, 100,000,000 preferred shares of $0.01 each and 25,000 Euro Deferred Shares with a nominal value of €1.00 per share. As of August 31, 2020, 143,955,218 ordinary shares were issued outstanding and no preferred shares or deferred shares were issued and outstanding.
We may issue shares subject to the maximum authorized share capital contained in our constitution. The authorized share capital may be increased or reduced (but not below the number of issued ordinary shares or preferred shares or deferred shares, as applicable) by a resolution approved by a simple majority of the votes of our shareholders cast at a general meeting (referred to under Irish law as an “ordinary resolution”) (unless otherwise determined by the directors). The shares comprising our authorized share capital may be divided into shares of any nominal value.
The rights and restrictions to which the ordinary shares are subject are prescribed in our articles of association. Our articles of association entitle our Board of Directors, without shareholder approval, to determine the terms of our preferred shares. Preferred shares may be preferred as to dividends, rights upon liquidation or voting in such manner as our Board of Directors may resolve. The preferred shares may also be redeemable at the option of the holder of the preferred shares or at our option, and may be convertible into or exchangeable for shares of any of our other class or classes, depending on the terms of such preferred shares. The specific terms of any series of preferred shares offered pursuant to this prospectus will be described in the prospectus supplement relating to that series of preferred shares.
Irish law does not recognize fractional shares held of record. Accordingly, our articles of association do not provide for the issuance of fractional shares, and our official Irish register will not reflect any fractional shares.
Whenever an alteration or reorganization of our share capital would result in any of our shareholders becoming entitled to fractions of a share, our Board of Directors may, on behalf of those shareholders that would become entitled to fractions of a share, arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale in due proportion among the shareholders who would have been entitled to the fractions.
Pre-emption Rights, Share Warrants and Share Options
Under Irish law certain statutory pre-emption rights apply automatically in favor of shareholders where shares are to be issued for cash. However, we have opted out of these pre-emption rights in our articles of association as permitted under Irish company law. Irish law requires this opt-out to be renewed every five years by a resolution approved by not less than 75% of the votes of our shareholders cast at a general meeting (referred to under Irish law as a “special resolution”). If the opt-out is not renewed, shares issued for cash must be offered to our existing shareholders on a pro rata basis to their existing shareholding before the shares can be issued to any new shareholders. The statutory pre-emption rights do not apply where shares are issued for non-cash consideration (such as in a share-for-share acquisition) and do not apply to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution) or where shares are issued pursuant to an employee share option or similar equity plan.
Our constitution provides that, subject to any shareholder approval requirement under any laws, regulations or the rules of any stock exchange to which we are subject, the Board is authorized, from time to time, in its discretion, to grant such persons, for such periods and upon such terms as the Board deems advisable, options to purchase such number of shares of any class or classes or of any series of any class as the Board of Directors may deem advisable, and to cause warrants or other appropriate instruments evidencing such options to be issued. The Irish Companies Act provides that directors may issue share warrants or options without shareholder approval once authorized to do so by the articles of association. We are subject to the rules of the Nasdaq Global Select Market that require shareholder approval of certain equity plans and share issuances. Our Board of Directors may authorize the issuance of shares upon exercise of warrants or options without shareholder approval or authorization (up to the relevant authorized share capital limit).
Under Irish law, we are prohibited from allotting shares without consideration. Accordingly, at least the nominal value of the shares issued underlying any restricted share award, restricted share unit, performance share award, bonus share or any other share based grant must be paid pursuant to the Irish Companies Act.
Dividends
Under Irish law, dividends and distributions may only be made from distributable reserves. Distributable reserves generally means accumulated realized profits, so far as not previously utilized by distribution or capitalization, less accumulated realized losses, so far as not previously written off in a reduction or reorganization of capital, and includes reserves created by way of capital reduction. In addition, no distribution or dividend may be made unless our net assets are equal to, or in excess of, the aggregate of our called up share capital plus undistributable reserves and the distribution does not reduce our net assets below such aggregate. Undistributable reserves include the undenominated capital, the amount by which our accumulated unrealized profits, so far as not previously utilized by any capitalization, exceed our accumulated unrealized losses, so far as not previously written off in a reduction or reorganization of capital and any other reserve that we are prohibited from distributing by applicable law.
The determination as to whether or not we have sufficient distributable reserves to fund a dividend must be made by reference to our “relevant financial statements.” The “relevant financial statements” are either the last set of unconsolidated annual audited financial statements or other financial statements properly prepared in accordance with the Irish Companies Act. The relevant financial statements must be filed in the Companies Registration Office (the official public registry for companies in Ireland) prior to the making of the distribution.
Consistent with Irish law, our articles of association authorize the directors to declare interim dividends without shareholder approval out of funds lawfully available for the purpose, to the extent they appear justified by profits and subject always to the requirement to have distributable reserves at least equal to the amount of the proposed dividend. The Board of Directors may also recommend a dividend to be approved and declared by our shareholders at a general meeting. The Board of Directors may direct that the payment be made by distribution of assets, shares or cash and no dividend declared or paid may exceed the amount recommended by the directors. Dividends may be paid in U.S. dollars or any other currency.
Our directors may deduct from any dividend payable to any shareholder any amounts payable by such shareholder to us in relation to our shares.
Our directors may also authorize the issuance of shares with preferred rights to participate in our declared dividends. The holders of preferred shares may, depending on their terms, rank senior to our ordinary shares in terms of dividend rights and/or be entitled to claim arrears of a declared dividend out of subsequently declared dividends in priority to ordinary shareholders.
Share Repurchases, Redemptions and Conversions
Overview
Our constitution provides that, in general, any ordinary share which we have agreed to acquire shall be deemed to be a redeemable share. Accordingly, for Irish company law purposes, the repurchase of ordinary shares by us may technically be effected as a redemption of those shares as described below under

“— Repurchases and Redemptions by Nabriva.” If our articles of association did not contain such provision, all repurchases by us would be subject to many of the same rules that apply to purchases of our shares by subsidiaries described below under “— Purchases by Subsidiaries of Nabriva,” including the shareholder approval requirements described below and the requirement that any on-market purchases be effected on a “recognized stock exchange.”
Repurchases and Redemptions by Nabriva
Under Irish law, a company may issue redeemable shares and redeem them out of distributable reserves or, if the company proposes to cancel the shares on redemption, the proceeds of a new issue of shares for that purpose. We may only issue redeemable shares if the nominal value of the issued share capital that is not redeemable is not less than 10% of the nominal value of our total issued share capital. All redeemable shares must also be fully-paid and the terms of redemption of the shares must provide for payment on redemption. Based on the provision of our articles described above, shareholder approval will not be required to redeem our shares.
We may also be given an additional general authority by our shareholders to purchase our own shares on-market, which would take effect on the same terms and be subject to the same conditions as applicable to purchases by our subsidiaries as described below.
Our Board of Directors may also issue preferred shares which may be redeemed at either our option or the option of the shareholder, depending on the terms of such preferred shares. Please see “— Authorized Share Capital.”
Repurchased and redeemed shares may be cancelled or held as treasury shares. The nominal value of treasury shares held by us at any time must not exceed 10% of the nominal value of our issued share capital. We may not exercise any voting rights in respect of any shares held as treasury shares. Treasury shares may be cancelled by us or re-issued subject to certain conditions.
Purchases by Subsidiaries of Nabriva
Under Irish law, an Irish or non-Irish subsidiary of ours may purchase our shares either as overseas market purchases on a recognized stock exchange such as the Nasdaq or off-market. For a subsidiary of ours to make market purchases of our shares, our shareholders must provide general authorization for such purchase by way of ordinary resolution. However, as long as this general authority has been granted, no specific shareholder authority for a particular market purchase by a subsidiary of our shares is required.
For an off-market purchase by a subsidiary of ours, the proposed purchase contract must be authorized by special resolution of the shareholders before the contract is entered into. The person whose shares are to be bought back cannot vote in favor of the special resolution and, from the date of the notice of the meeting at which the resolution approving the contract is proposed, the purchase contract must be on display or must be available for inspection by shareholders at our registered office from the date of the notice of the meeting at which the resolution approving the contract is to be proposed.
In order for a subsidiary of ours to make an on-market purchase of our shares, such shares must be purchased on a “recognized stock exchange.” The Nasdaq Global Select Market, on which our ordinary shares are listed, is specified as a recognized stock exchange for this purpose by Irish company law.
The number of shares held by our subsidiaries at any time will count as treasury shares and will be included in any calculation of the permitted treasury share threshold of 10% of the nominal value of our issued share capital. While a subsidiary holds shares of ours, it cannot exercise any voting rights in respect of those shares. The acquisition of our shares by a subsidiary of ours must be funded out of distributable reserves of the subsidiary.
Lien on Shares, Calls on Shares and Forfeiture of Shares
Our articles of association provide that we will have a first and paramount lien on every share for all debts and liabilities of any shareholder to the company, whether presently due or not, payable in respect of such share. Subject to the terms of their allotment, directors may call for any unpaid amounts in respect of any shares to be paid, and if payment is not made within 14 days after notice demanding payment, we may sell the shares. These provisions are standard inclusions in the articles of association of an Irish company limited by shares and will only be applicable to our shares that have not been fully paid up. See “— Transfer and Registration of Shares.”
Consolidation and Division; Subdivision
Under our articles of association, we may, by ordinary resolution (unless the directors determine otherwise), consolidate and divide all or any of our issued share capital into a smaller number of shares of larger nominal value than our existing shares or subdivide all or any of our issued share capital into smaller amounts than is fixed by our memorandum of association, provided that the proportion between the amount paid for such share and the amount, if any, unpaid on each reduced share after the subdivision remains the same.
Reduction of Share Capital
We may, by ordinary resolution (unless the directors determine otherwise), reduce our authorized but unissued share capital in any way. We also may, by special resolution and subject to confirmation by the Irish High Court, reduce or cancel our issued share capital in any manner permitted by the Irish Companies Act.
Annual Meetings of Shareholders
We are required to hold an annual general meeting within 18 months of incorporation and at intervals of no more than 15 months thereafter, provided that an annual general meeting is held in each calendar year following the first annual general meeting and no more than nine months after our fiscal year-end. Subject to Section 176 of the Irish Companies Act, all general meetings may be held outside of Ireland.
Notice of an annual general meeting must be given to all of our shareholders and to our auditors. Our articles of association provide for a minimum notice period of 21 clear days (i.e. 21 days excluding the day when the notice is given or deemed to be given and the day of the event for which it is given or on which it is to take effect), which is the minimum permitted under Irish law.
The only matters which must, as a matter of Irish company law, be transacted at an annual general meeting are the consideration of the statutory financial statements, report of the directors, report of the statutory auditors, review by the members of the company’s affairs and the appointment or re-appointment of the statutory auditors.
At any annual general meeting, only such business may be conducted as has been brought before the meeting:
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in the notice of the meeting;

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by or at the direction of the Board of Directors;

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in certain circumstances, at the direction of the Irish High Court;

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as required by law; or

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that the chairman of the meeting determines is properly within the scope of the meeting.

In addition, and subject to compliance with our articles of association, shareholders entitled to vote at an annual general meeting may propose business in advance of the meeting to be considered thereat.
Extraordinary General Meetings of Shareholders
Our extraordinary general meetings may be convened by (i) the Board of Directors, (ii) on requisition of the shareholders holding not less than 10% of our paid up share capital carrying voting rights, (iii) on requisition of our auditors; or (iv) in exceptional cases, by order of the Irish High Court. Extraordinary general meetings are generally held for the purpose of approving shareholder resolutions as may be required from time to time. At any extraordinary general meeting, only such business will be conducted as is set forth in the notice thereof or is proposed pursuant to and in accordance with the procedures and requirements set out in the articles of association.
Notice of an extraordinary general meeting must be given to all of our shareholders and to our auditors. Under Irish law and our articles of association, the minimum notice periods are 21 clear days’ notice in writing for an extraordinary general meeting to approve a special resolution and 14 clear days’ notice in writing for any other extraordinary general meeting.
In the case of an extraordinary general meeting convened by our shareholders, the proposed purpose of the meeting must be set out in the requisition notice. Upon receipt of any such valid requisition notice, our Board of Directors has 21 days to convene a meeting of our shareholders to vote on the matters set out in the requisition notice. This meeting must be held within two months of the receipt of the requisition notice. If the Board of Directors does not convene the meeting within such 21-day period, the requisitioning shareholders, or any of them representing more than one half of the total voting rights of all of them, may themselves convene a meeting, which meeting must be held within three months of our receipt of the requisition notice.
If the Board of Directors becomes aware that our net assets are not greater than half of the amount of our called-up share capital, our directors must convene an extraordinary general meeting of our shareholders not later than 28 days from the date that the fact is known to a director.
Quorum for General Meetings
Our articles of association provide that no business shall be transacted at any general meeting unless a quorum is present. One or more shareholders present in person or by proxy at any meeting of shareholders holding not less than a majority of the issued and outstanding shares entitled to vote at the meeting in question will constitute a quorum for such meeting.
Voting
Our articles of association provide that all votes will be decided on a poll and that the board or the chairman may determine the manner in which the poll is to be taken and the manner in which the votes are to be counted.
Every shareholder is entitled to one vote for each ordinary share that he or she holds as of the record date for the meeting. Voting rights may be exercised by shareholders registered in our share register as of the record date for the meeting or by a duly appointed proxy, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company, this company may exercise the rights of the beneficial holders on their behalf as their proxy. All proxies must be appointed in the manner prescribed by our articles of association, which provide that our Board of Directors may permit shareholders to notify us of their proxy appointments electronically.
In accordance with our articles of association, our directors may from time to time authorize the issuance of preferred shares. These preferred shares may have such voting rights as may be specified in the terms of such preferred shares (e.g., they may carry more votes per share than ordinary shares). Treasury shares or shares of ours that are held by our subsidiaries will not be entitled to be voted at general meetings of shareholders.
Irish company law requires special resolutions of the shareholders at a general meeting to approve certain matters. Examples of matters requiring special resolutions include:
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amending the objects or memorandum of association;

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amending the articles of association;

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approving a change of name;

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authorizing the entering into of a guarantee or provision of security in connection with a loan, quasi-loan or credit transaction to a director or connected person;

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opting out of pre-emption rights on the issuance of new shares;

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re-registration from a public limited company to a private company;

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purchase of own shares off-market;

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reduction of issued share capital;

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sanctioning a compromise/scheme of arrangement;

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resolving that the company be wound up by the Irish courts;

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resolving in favor of a shareholders’ voluntary winding-up;

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re-designation of shares into different share classes;

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setting the re-issue price of treasury shares; and

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variation of class rights attaching to classes of shares (where our articles of association do not provide otherwise).

Neither Irish law nor any of our constituent document places limitations on the right of non-resident or foreign owners to vote or hold our shares.
Variation of Rights Attaching to a Class or Series of Shares
Under our articles of association and the Irish Companies Act, any variation of class rights attaching to our issued shares must be approved by an ordinary resolution passed at a general meeting of the shareholders of the affected class or with the consent in writing of the holders of a majority of the issued shares of that class of shares entitled to vote on such variation. The rights conferred upon the holder of any pre-existing issued shares shall not be deemed to be varied by the issuance of any preferred shares.
The provisions of our articles of association relating to general meetings apply to general meetings of the holders of any class of shares except that the necessary quorum is determined in reference to the shares of the holders of the class. Accordingly, for general meetings of holders of a particular class of shares, a quorum consists of one or more shareholders present in person or by proxy holding not less than a majority of the issued and outstanding shares of the class entitled to vote at the meeting in question.
Inspection of Books and Records
Under Irish law, shareholders have the right to: (i) receive a copy of our constitution and any act of the Irish Government which alters our memorandum of association; (ii) inspect and obtain copies of the minutes of general meetings and any resolutions; (iii) inspect and receive a copy of the register of shareholders, register of directors and secretaries, register of directors’ interests and other statutory registers maintained by us; (iv) inspect copies of the directors’ service contracts; (v) inspect copies of instruments creating charges; (vi) receive copies of statutory financial statements and directors’ and auditors’ reports which have previously been sent to shareholders prior to an annual general meeting; and (vii) receive statements of financial position of any subsidiary of ours which have previously been sent to shareholders prior to an annual general meeting for the preceding ten years. Our auditors will also have the right to inspect all of our books, records and vouchers. The auditors’ report must be circulated to the shareholders with our financial statements prepared in accordance with Irish law, 21 clear days before the annual general meeting and must be read to the shareholders at our annual general meeting.
Acquisitions
An Irish public limited company may be acquired in a number of ways, including:
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a court-approved scheme of arrangement under the Irish Companies Act. A scheme of arrangement with shareholders requires a court order from the Irish High Court and the approval of a majority in number representing 75% in value of the shareholders present and voting in person or by proxy at a meeting called to approve the scheme;

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through a tender or takeover offer by a third party, in accordance with the Irish Takeover Rules and the Irish Companies Act, for all of our shares. Where the holders of 80% or more of our shares

(excluding any shares already beneficially owned by the bidder) have accepted an offer for their shares, the remaining shareholders may also be statutorily required to transfer their shares, unless, within one month, the non-tendering shareholders can obtain an Irish court order otherwise providing. If the bidder does not exercise its “squeeze-out” right, then the non-accepting shareholders also have a statutory right to require the bidder to acquire their shares on the same terms as the original offer, or such other terms as the bidder and the non-tendering shareholders may agree or on such term as an Irish court, on application of the bidder or non-tendering shareholder, may order. If our shares were to be listed on the Euronext Dublin or another regulated stock exchange in the European Union, the aforementioned 80% threshold would be increased to 90%;
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by way of a transaction with an EU-incorporated company under the EU Cross-Border Mergers Directive (EU) 2019/2121 and the Irish European Communities (Cross-Border Mergers) Regulations 2008 (as amended). Such a transaction must be approved by a special resolution. If we are being merged with another EU company under the EU Cross-Border Mergers Directive (EU) 2019/2121 and the consideration payable to our shareholders is not all in the form of cash, our shareholders may be entitled to require their shares to be acquired at fair value; and

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by way of a merger with another Irish company under the Irish Companies Act which must be approved by a special resolution and by the Irish High Court.

Appraisal Rights
Generally, under Irish law, shareholders of an Irish company do not have dissenters’ or appraisal rights. Under the European Communities (Cross-Border Merger) Regulations 2008, as amended, governing the merger of an Irish company limited by shares and a company incorporated in the European Economic Area (the European Economic Area includes all member states of the European Union and Norway, Iceland and Liechtenstein) and the other company is the surviving entity, a shareholder (i) who voted against the special resolution approving the transaction or (ii) of a company in which 90% of the shares are held by the other party to the transaction has the right to request that the company acquire its shares for cash at a price determined in accordance with the share exchange ratio set out in the acquisition agreement. In addition, a dissenting shareholder in a successful tender offer for an Irish company may, by application to the Irish High Court, object to the compulsory squeeze-out provisions.
Disclosure of Interests in Shares
Under the Irish Companies Act, our shareholders must notify us if, as a result of a transaction, the shareholder will become interested in 3% or more of our shares or if, as a result of a transaction, a shareholder who was interested in 3% or more of our shares ceases to be so interested. Where a shareholder is interested in 3% or more of our shares, the shareholder must notify us of any alteration of his or her interest that brings his or her total holding through the nearest whole percentage number, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of the shares in which the shareholder is interested as a proportion of the entire nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of the shareholder’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the shareholder’s interests that gave rise to the notification requirement. If a shareholder fails to comply with these notification requirements, the shareholder’s rights in respect of any of our shares it holds will not be enforceable, either directly or indirectly. However, such person may apply to the court to have the rights attaching to such shares reinstated.
In addition to these disclosure requirements, we, under the Irish Companies Act, may, by notice in writing, require a person whom we know or have reasonable cause to believe to be, or at any time during the three years immediately preceding the date on which such notice is issued to have been, interested in shares comprised in our relevant share capital to: (i) indicate whether or not it is the case and (ii) where such person holds or has during that time held an interest in our ordinary shares, to provide additional information, including the person’s own past or present interests in our shares. If the recipient of the notice fails to respond within the reasonable time period specified in the notice, we may apply to court for an order directing that the affected shares be subject to certain restrictions, as prescribed by the Irish Companies Act, as follows:

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any transfer of those shares, or in the case of unissued shares any transfer of the right to be issued with shares and any issue of shares, will be void;

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no voting rights will be exercisable in respect of those shares;

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no further shares will be issued in right of those shares or in pursuance of any offer made to the holder of those shares; and

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no payment will be made of any sums due from us on those shares, whether in respect of capital or otherwise.

The court may also order that shares subject to any of these restrictions be sold with the restrictions terminating upon the completion of the sale.
In the event we are in an offer period pursuant to the Irish Takeover Rules, accelerated disclosure provisions apply for persons holding an interest in our securities of 1.0% or more.
Irish Takeover Rules
A transaction in which a third party seeks to acquire 30% or more of our voting rights will be governed by the Irish Takeover Panel Act 1997 and the Irish Takeover Rules made thereunder and will be regulated by the Irish Takeover Panel. The “General Principles” of the Irish Takeover Rules and certain important aspects of the Irish Takeover Rules are described below.
General Principles
The Irish Takeover Rules are built on the following General Principles, which will apply to any transaction regulated by the Irish Takeover Panel:
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in the event of an offer, all holders of securities of the target company should be afforded equivalent treatment and, if a person acquires control of a company, the other holders of securities must be protected;

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the holders of the securities in the target company must have sufficient time and information to enable them to reach a properly informed decision on the offer;

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where it advises the holders of securities, the board of the target company must give its views on the effects of implementation of the offer on employment, conditions of employment and the locations of the target company’s places of business;

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the board of the target company must act in the interests of the company as a whole and must not deny the holders of securities the opportunity to decide on the merits of the offer;

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false markets must not be created in the securities of the target company, the bidder or of any other company concerned by the offer in such a way that the rise or fall of the prices of the securities becomes artificial and the normal functioning of the markets is distorted;

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a bidder must announce an offer only after ensuring that he or she can fulfil in full, any cash consideration, if such is offered, and after taking all reasonable measures to secure the implementation of any other type of consideration;

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a target company must not be hindered in the conduct of its affairs for longer than is reasonable by an offer for its securities; and

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a substantial acquisition of securities (whether such acquisition is to be effected by one transaction or a series of transactions) shall take place only at an acceptable speed and shall be subject to adequate and timely disclosure.

Mandatory Bid
Under certain circumstances, a person who acquires shares or other voting rights in us may be required under the Irish Takeover Rules to make a mandatory cash offer for our remaining outstanding shares at a price not less than the highest price paid for the shares by the acquirer (or any parties acting in concert with the acquirer) during the previous 12 months. This mandatory bid requirement is triggered if an acquisition of shares would increase the aggregate holding of an acquirer (including the holdings of any parties acting in concert with the acquirer) to shares representing 30% or more of our voting rights, unless the Irish Takeover Panel otherwise consents. An acquisition of shares by a person holding (together with its concert parties) shares representing between 30% or more of our voting rights would also trigger the mandatory bid requirement if, after giving effect to the acquisition, the percentage of the voting rights held by that person (together with its concert parties) would increase by 0.05% within a 12-month period. Any person (excluding any parties acting in concert with the holder) holding shares representing more than 50% of the voting rights of a company is not subject to these mandatory offer requirements in purchasing additional securities.
Voluntary Bid; Requirements to Make a Cash Offer and Minimum Price Requirements
If a person makes a voluntary offer to acquire outstanding ordinary shares of ours, the offer price must be no less than the highest price paid for our shares by the bidder or its concert parties during the three-month period prior to the commencement of the offer period. The Irish Takeover Panel has the power to extend the “look back” period to 12 months if the Irish Takeover Panel, taking into account the General Principles, believes it is appropriate to do so.
If the bidder or any party acting in concert with it has acquired our ordinary shares (i) during the period of 12 months prior to the commencement of the offer period which represent more than 10% of our total ordinary shares or (ii) at any time after the commencement of the offer period, the offer must be in cash (or accompanied by a full cash alternative) and the price per ordinary share must not be less than the highest price paid by the bidder or any party acting in concert with it during, in the case of (i), the 12-month period prior to the commencement of the offer period and, in the case of (ii), the offer period. The Irish Takeover Panel may apply this rule to a bidder who, together with any party acting in concert with it, has acquired less than 10% of our total ordinary shares in the 12-month period prior to the commencement of the offer period if the Irish Takeover Panel, taking into account the General Principles, considers it just and proper to do so.
An offer period will generally commence from the date of the first announcement of the offer or proposed offer.
Substantial Acquisition Rules
The Irish Takeover Rules also contain rules governing substantial acquisitions of shares which restrict the speed at which a person may increase his or her holding of shares and rights over shares to an aggregate of between 15% and 30% of our voting rights. Except in certain circumstances, an acquisition or series of acquisitions of shares or rights over shares representing 10% or more of our voting rights is prohibited if such acquisition(s), when aggregated with shares or rights already held, would result in the acquirer holding 15% or more but less than 30% of our voting rights and such acquisitions are made within a period of seven days. These rules also require accelerated disclosure of acquisitions of shares or rights over shares relating to such holdings.
Anti-Takeover Provisions
Shareholder Rights Plan
Our articles of association expressly authorize our Board of Directors to adopt a shareholder rights plan, subject to applicable law.
Frustrating Action
Under the Irish Takeover Rules, our Board of Directors is not permitted to take any action which might frustrate an offer for our shares once our Board of Directors has received an approach which may lead to an offer or has reason to believe an offer is imminent, subject to certain exceptions. Potentially frustrating actions such as (i) the issue of shares, options or convertible securities, (ii) material acquisitions or disposals, (iii) entering into contracts other than in the ordinary course of business or (iv) any action, other than seeking alternative offers, which may result in frustration of an offer, are prohibited during the course of an offer or at any time during which the Board of Directors has reason to believe an offer is imminent. Exceptions to this prohibition are available where:
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the action is approved by our shareholders at a general meeting; or

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the Irish Takeover Panel has given its consent, where:

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it is satisfied the action would not constitute frustrating action;

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our shareholders that hold 50% of the voting rights state in writing that they approve the proposed action and would vote in favor of it at a general meeting;

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the action is taken in accordance with a contract entered into prior to the announcement of the offer; or

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the decision to take such action was made before the announcement of the offer and either has been at least partially implemented or is in the ordinary course of business.

Further Provisions
Our articles of association provide that, subject to certain exceptions, we may not engage in certain business combinations with any person that acquires beneficial ownership of 15% or more of our outstanding voting shares for a period of three years following the date on which the person became a 15% shareholder unless: (i) a committee of our disinterested directors approved the business combination in advance of the person becoming a 15% shareholder; and (ii) in certain circumstances, the business combination is authorized by a special resolution of disinterested shareholders.
Certain other provisions of Irish law or our constitution may be considered to have anti-takeover effects, including those described under the following captions: “— Capital Structure — Authorized Share Capital”, “— Pre-emption Rights, Share Warrants and Share Options,” “— Disclosure of Interests in Shares,” “— Comparative Rights — Vacancies on the Board of Directors, Board System; Election of Directors and Quorum, Extraordinary General Meeting.”
Insider Dealing
The Irish Takeover Rules also provide that no person, other than the bidder, who is privy to confidential price-sensitive information concerning an offer made in respect of the acquisition of a company (or a class of its securities) or a contemplated offer shall deal in relevant securities of the target during the period from the time at which such person first has reason to suppose that such an offer, or an approach with a view to such an offer being made, is contemplated to the time of (i) the announcement of such offer or approach or (ii) the termination of discussions relating to such offer, whichever is earlier.
Corporate Governance
Our articles of association allocate authority over the day-to-day management of the company to the Board of Directors. The Board of Directors may delegate any of its powers, authorities and discretions (with power to sub-delegate) to any committee, or delegate to any director, officer or member of management of ours or any of our subsidiaries such of its powers as it considers desirable to be exercised by him or her, but regardless, the directors will remain responsible, as a matter of Irish law, for the proper management of the affairs of the company. Committees may meet and adjourn as they determine proper. Unless otherwise determined by the Board of Directors, the quorum necessary for the transaction of business at any committee meeting shall be a majority of the members of the committee.
Legal Name; Incorporation; Fiscal Year; Registered Office
Our legal and commercial name is Nabriva Therapeutics plc. We were incorporated in Ireland on March 1, 2017 as a public limited company, under the name Hyacintho 2 Limited (registration number 599588) and were renamed Nabriva Therapeutics plc on April 10, 2017. Our registered address is 25-28 North Wall Quay, IFSC, Dublin 1, Ireland. As set forth in our memorandum of association, our purpose, among other things, is to carry on the business of a holding company and to coordinate the administration, finances and activities of any subsidiaries or associated companies.

Appointment of Directors
The Irish Companies Act provides for a minimum of two directors. Our articles of association provide that the number of directors will be not less than two and not more than 12. The authorized number of directors within the prescribed range will be determined solely by our Board of Directors and does not require approval or ratification by the shareholders in a general meeting. Our directors will be elected by way of an ordinary resolution at a general meeting save that directors in contested elections will be elected by a plurality of the votes of the shares present in person or represented by proxy at the relevant general meeting and entitled to vote on the election of directors. If the number of the directors is reduced below the fixed minimum number, the remaining director or directors may appoint an additional director or additional directors to make up such minimum or may convene a general meeting for the purpose of making such appointment. Casual vacancies may be filled by the Board of Directors.
No person may be appointed director unless nominated in accordance with our articles of association. Our articles of association provide that, with respect to an annual or extraordinary general meeting of shareholders, nominations of persons for election to the Board of Directors may be made by (i)the affirmative vote of our Board of Directors or a committee thereof, (ii)any shareholder who is entitled to vote at the meeting and who has complied with the advance notice procedures provided for in our articles of association, or (iii)with respect to election at an extraordinary general meeting requisitioned in accordance with Section 178 of the Irish Companies Act, by a shareholder who holds ordinary shares or other shares carrying the general right to vote at general meetings of the company and who makes such nomination in the written requisition of the extraordinary general meeting in accordance with our articles of association and the Irish Companies Act relating to nominations of directors and the proper bringing of special business before an extraordinary general meeting.
Removal of Directors
The Irish Companies Act provides that, notwithstanding anything contained in the articles of association of a company or in any agreement between that company and a director, the shareholders may, by an ordinary resolution, remove a director from office before the expiration of his or her term, provided that notice of the intention to move any such resolution be given by the requisitioning shareholders to the company not less than 28 days before the meeting at which the director is to be removed, and the director will be entitled to be heard at such meeting. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) that the director may have against the company in respect of his or her removal.
Our Board of Directors may fill any vacancy occurring on the Board of Directors. If the Board of Directors fills a vacancy, the director shall hold office until the next election of directors and until his or her successor shall be elected. A vacancy on the Board of Directors created by the removal of a director may be filled by our Board of Directors.
Director Interested Transactions
Under the Irish Companies Act and our articles of association, a director who has an interest in a proposal, arrangement or contract is required to declare the nature of his or her interest at the first opportunity either (i) at a meeting of the board at which such proposal, arrangement or contract is first considered (provided such director knows this interest then exists, or in any other case, at the first meeting of the board after learning that he or she is or has become so interested) or (ii) by providing a general notice to the directors declaring that he or she is to be regarded as interested in any proposal, arrangement or contract with a particular person, and after giving such general notice will not be required to give special notice relating to any particular transaction. Provided the interested director makes such required disclosure, he or she shall be counted in determining the presence of a quorum at a meeting regarding the relevant proposal, arrangement or contract and will be permitted to vote on such proposal, arrangement or contract.
Pursuant to our articles of association, it is within the directors’ sole discretion to determine their compensation.

Borrowing
Pursuant to our articles of association, among the directors’ powers are the right to borrow money and to mortgage or charge the company’s undertaking, property and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds or such other securities whether outright or as security for any debt, liability or obligation of the company or of any third party.
Duration; Dissolution; Rights upon Liquidation
Our duration will be unlimited. We may be dissolved and wound up at any time by way of a shareholders’ voluntary winding up or a creditors’ winding up. In the case of a shareholders’ voluntary winding-up, a special resolution of shareholders is required. We may also be dissolved by way of court order on the application of a creditor, or by the Companies Registration Office as an enforcement measure where we have failed to file certain returns. We may also be dissolved by the Director of Corporate Enforcement in Ireland where the affairs of the company have been investigated by an inspector and it appears from the report or any information obtained by the Director of Corporate Enforcement that we should be wound up.
The rights of the shareholders to a return of our assets on dissolution or winding up, following the settlement of all claims of creditors, are prescribed in our articles of association or the terms of any preferred shares issued by the directors from time to time. The holders of preferred shares in particular may have the right to priority in a dissolution or winding up. Pursuant to our articles of association, subject to the priorities of any creditors, the assets will be distributed to ordinary shareholders in proportion to the paid-up nominal value or credited as paid up value of the shares held at the commencement of the winding up. Our articles of association provide that our ordinary shareholders are entitled to participate pro rata in a winding up, but their right to do so may be subject to the rights of any preferred shareholders to participate under the terms of any series or class of preferred shares.
Uncertificated Shares
Unless otherwise provided for by the Board of Directors or the rights attaching to or by the terms of issue of any particular shares, or to the extent required by any exchange, depositary or any operator of any clearance or settlement system or by law, holders of our ordinary shares will not have the right to require us to issue certificates for their shares.
Stock Exchange Listing
Our ordinary shares are listed on the Nasdaq Global Select Market under the symbol “NBRV.” Our ordinary shares are not listed on the Euronext Dublin.
No Sinking Fund
Our shares have no sinking fund provisions.
Transfer and Registration of Shares
Our transfer agent is Computershare Trust Company, N.A. The transfer agent maintains our share register, and registration in the share register will be determinative of membership in us. A shareholder of ours who only holds shares beneficially will not be the holder of record of such shares. Instead, the depositary or other nominee will be the holder of record of those shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depositary or other nominee will not be registered in our official share register, as the depositary or other nominee will remain the record holder of any such shares.
A written instrument of transfer is required under Irish law in order to register on our official share register any transfer of shares (i) from a person who holds such shares directly to any other person, (ii) from a person who holds such shares beneficially to a person who holds such shares directly or (iii) from a person who holds such shares beneficially to another person who holds such shares beneficially where the transfer involves a change in the depositary or other nominee that is the record owner of the transferred shares. An instrument of transfer is also required for a shareholder who directly holds shares to transfer those shares into his or her own broker account (or vice versa). Such instruments of transfer may give rise to Irish stamp duty, which must be paid prior to registration of the transfer on our official Irish share register. However, a shareholder who directly holds shares may transfer those shares into his or her own broker account (or vice versa) without giving rise to Irish stamp duty provided there is no change in the ultimate beneficial ownership of the shares as a result of the transfer and the transfer is not made in contemplation of a sale of the shares.
Any transfer of our shares that is subject to Irish stamp duty will not be registered in the name of the buyer unless an instrument of transfer is duly stamped and provided to our transfer agent. Our articles of association allow us, in our absolute discretion, to create an instrument of transfer and pay (or procure the payment of) any stamp duty, which is the legal obligation of a buyer. In the event of any such payment, we are (on behalf of ourselves or our affiliates) entitled to (i) seek reimbursement from the buyer or seller (at its discretion), (ii) set-off the amount of the stamp duty against future dividends payable to the buyer or seller (at its discretion) and (iii) claim a lien against the shares on which it has paid stamp duty. Parties to a share transfer may assume that any stamp duty arising in respect of a transaction in our shares has been paid unless one or both of such parties is otherwise notified by us.
Our constitution delegates to our secretary (or such other person as may be nominated by the secretary for this purpose) the authority to execute an instrument of transfer on behalf of a transferring party.
In order to help ensure that the official share register is regularly updated to reflect trading of our shares occurring through normal electronic systems, we intend to regularly produce any required instruments of transfer in connection with any transactions for which we pay stamp duty (subject to the reimbursement and set-off rights described above). In the event that we notify one or both of the parties to a share transfer that we believe stamp duty is required to be paid in connection with the transfer and that we will not pay the stamp duty, the parties may either themselves arrange for the execution of the required instrument of transfer (and may request a form of instrument of transfer from us for this purpose) or request that we execute an instrument of transfer on behalf of the transferring party in a form determined by us. In either event, if the parties to the share transfer have the instrument of transfer duly stamped (to the extent required) and then provide it to our transfer agent, the buyer will be registered as the legal owner of the relevant shares on our official Irish share register (subject to the matters described below).
The directors may suspend registration of transfers from time to time, not exceeding 30 days in aggregate each year.
Differences in Corporate Law
The applicable provisions of the Irish Companies Act differ from laws applicable to U.S. corporations and their shareholders. Set forth below is a summary of certain differences between the provisions of the Irish Companies Act applicable to us and provisions of our constitution and the Delaware General Corporation Law relating to shareholders’ rights and protections. This summary is not intended to be a complete discussion of the respective rights and it is qualified in its entirety by reference to Delaware law, Irish law and our constitution.
	Ireland	Delaware
Board System	Under Irish law, a company has a unitary board structure and it is the responsibility of the board of directors to manage the business of the company in the best interests of the shareholders of the company.	Under Delaware law, a corporation has a unitary board structure and it is the responsibility of the board of directors to appoint and oversee the management of the corporation on behalf of and in the best interests of the shareholders of the corporation.
Management is responsible for running the corporation and overseeing its day-to-day operations.

	Ireland	Delaware
Number of Directors	The Irish Companies Act provides for a minimum of two directors. Nabriva Ireland’s articles of association provide that the number of directors will not be less than two and not more than 12. Nabriva Ireland’s articles of association provide that the authorized number of directors within the prescribed range will be determined solely by the Nabriva Ireland Board and does not require approval or ratification by the shareholders in general meeting.	Under Delaware law, a corporation must have at least one director and the number of directors shall be fixed by or in the manner provided in the bylaws.
Removal of Directors	Under the Irish Companies Act and notwithstanding anything contained in Nabriva Ireland’s constitution or in any agreement between Nabriva Ireland and a director, the shareholders may, by ordinary resolution, remove a director from office before the expiration of his or her term, provided that notice of the intention to move any such resolution is given by the shareholders to Nabriva Ireland not less than 28 days before the meeting at which the director is to be removed, and at which the director is entitled to be heard. Because of this provision of the Irish Companies Act, a director may be so removed before the expiration of his or her period of office. The power of removal is without prejudice to any claim for damages for breach of contract (e.g., employment contract) that the director may have against Nabriva Ireland in respect of his or her removal.	Under Delaware law, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except (a)unless the certificate of incorporation provides otherwise, in the case of a corporation whose board of directors is classified, shareholders may effect such removal only for cause, or (b)in the case of a corporation having cumulative voting, if less than the entire board of directors is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at an election of the class of directors of which he is a part.
Vacancies on the Board of Directors	Nabriva Ireland’s constitution provides that the Board of Directors may fill any vacancy occurring on the Board of Directors. During any vacancy on the Board, the remaining directors will have full power to act as the Board but, if and so long as, their number is reduced below the minimum number required under	Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director unless (a) otherwise provided in the certificate of incorporation or by-laws of the corporation or (b) the certificate of incorporation

	Ireland	Delaware
	the constitution, the continuing directors or director may only act to appoint additional directors up to that minimum number or to summon a general meeting of Nabriva Ireland to elect directors and for no other purpose.	directs that a particular class of stock is to elect such director, in which case a majority of the other directors elected by such class, or a sole remaining director elected by such class, will fill such vacancy.
Annual General Meeting	Nabriva Ireland is required to hold an annual general meeting within 18 months of incorporation and thereafter at intervals of no more than 15 months from the previous annual general meeting, provided that an annual general meeting is held in each calendar year following the first annual general meeting and no more than nine months after Nabriva Ireland’s fiscal year-end. Each general meeting will be held at such time and place as designated by the Nabriva Ireland Board of Directors and as specified in the notice of meeting. Subject to Section 176 of the Irish Companies Act, general meetings may be held outside of Ireland. The only matters that must, as a matter of Irish law, be transacted at an annual general meeting are the consideration of the statutory financial statements, report of the directors, report of the statutory auditors, review by the shareholders of the company’s affairs and the appointment or re-appointment of the statutory auditors. If no resolution is made in respect of the reappointment of an existing auditor at an annual general meeting, the existing auditor will be deemed to have continued in office.	Under Delaware law, the annual meeting of stockholders shall be held at such place, on such date and at such time as may be designated from time to time by the board of directors or as provided in the certificate of incorporation or by the bylaws.
General Meeting	Under Irish law, extraordinary general meetings of Nabriva Ireland may be convened by (i) the Board of Directors, (ii) on requisition of the shareholders holding not less than 10% of the paid up share capital of Nabriva Ireland carrying voting rights, (iii) on requisition of Nabriva Ireland’s auditors; or (iv) in	Under Delaware law, special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws.

	Ireland	Delaware

exceptional cases, by order of the Irish High Court.
If the Nabriva Ireland Board of Directors becomes aware that the net assets of Nabriva Ireland are not greater than half of the amount of Nabriva Ireland’s called-up share capital, it must convene an extraordinary general meeting of Nabriva Ireland’s shareholders not later than 28 days from the date that the directors learn of this fact to consider how to address the situation.

Notice of General Meetings	Under Irish law, notice of an annual or extraordinary general meeting must be given to all Nabriva Ireland shareholders and to the auditors of Nabriva Ireland. Nabriva Ireland’s constitution provides for a minimum notice period of 21 days for an annual general meeting, which is the minimum permitted under Irish law. Under Irish law and Nabriva Ireland’s constitution, the minimum notice periods are 21 days’ notice in writing for an extraordinary general meeting to approve a special resolution and 14 days’ notice in writing for any other extraordinary general meeting.	Under Delaware law, unless otherwise provided in the certificate of incorporation or bylaws, written notice of any meeting of the stockholders must be given to each stockholder entitled to vote at the meeting not less than ten nor more than 60 days before the date of the meeting and shall specify the place, date, hour, and purpose or purposes of the meeting.
Proxy	Under Irish law, a shareholder may designate another person to attend, speak and vote at a general meeting of the company on their behalf by proxy, which proxy need not be a shareholder. Where interests in shares are held by a nominee trust company, this company may exercise the rights of the beneficial holders on their behalf as their proxy.	Under Delaware law, at any meeting of stockholders, a stockholder may designate another person to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A director of a Delaware corporation may not issue a proxy representing the director’s voting rights as a director.
Pre-emptive Rights	Under Irish law, certain statutory pre-emption rights apply automatically in favor of shareholders when shares are to be issued for cash. However, Nabriva Ireland has opted out of these pre-emption rights in its articles of	Under Delaware law, stockholders have no pre-emptive rights to subscribe to additional issues of stock or to any security convertible into such stock unless, and except to the extent that, such rights are expressly provided for in the

	Ireland	Delaware
	association as permitted under Irish law. Irish law requires this opt-out to be renewed every five years by a special resolution of the shareholders. If the opt-out is not renewed, shares issued for cash must be offered to existing shareholders of Nabriva Ireland on a pro rata basis to their existing shareholding before the shares may be issued to any new shareholders. Statutory pre-emption rights do not apply (i) when shares are issued for non-cash consideration (such as in a share-for-share acquisition), (ii) to the issue of non-equity shares (that is, shares that have the right to participate only up to a specified amount in any income or capital distribution) or (iii) where shares are issued pursuant to an employee share option or similar equity plan.	certificate of incorporation.
Authority to Allot	Under Irish law, the Board of Directors may allot and issue shares (or rights to subscribe for or convert into shares) only with the prior authorization of shareholders, such authorization to be valid for a maximum period of five years, each as specified in the articles of association or relevant shareholder resolution. The Nabriva Ireland articles of association authorizes the allotment of shares for a period of five years from the date of adoption of the Nabriva Ireland articles of association, which authorization will need to be renewed by ordinary resolution upon expiration but may be sought more frequently for additional five year terms (or any shorter period).	Under Delaware law, if the corporation’s charter or certificate of incorporation so provides, the board of directors has the power to authorize the issuance of stock. It may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation or any combination thereof. It may determine the amount of such consideration by approving a formula. In the absence of actual fraud in the transaction, the judgment of the directors as to the value of such consideration is conclusive.
Liability of Directors and Officers	Under Irish law, a company may not exempt its directors or company secretary from liability for negligence or a breach of duty. However, where a breach of duty has been established, directors or the company secretary may be statutorily exempted by an Irish court from personal liability for	Under Delaware law, a corporation’s certificate of incorporation may include a provision eliminating or limiting the personal liability of a director to the corporation and its stockholders for damages arising from a breach of fiduciary duty as a director. However, no provision

	Ireland	Delaware
negligence or breach of duty if, among other things, the court determines that they have acted honestly and reasonably, and that they may fairly be excused as a result. Pursuant to Nabriva Ireland’s articles of association, its directors and secretary are indemnified to the extent permitted by the Irish Companies Acts. The aforementioned restrictions in the Irish Companies Act does not apply to executives who are not directors or the company secretary of Nabriva Ireland.
can limit the liability of a director for:
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any breach of the director’s duty of loyalty to the corporation or its stockholders;

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acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

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intentional or negligent payment of unlawful dividends or stock purchases or redemptions; or

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any transaction from which the director derives an improper personal benefit.

Under Irish law, shareholders may not agree to exempt a director or officer from any claim or right of action a shareholder may have, whether individually or in the right of a company, on account of any action taken or the failure to take any action in the performance of such director’s or officer’s duties to the company.
Voting Rights
Nabriva Ireland’s articles of association provide that each Nabriva Ireland shareholder is entitled to one vote for each ordinary share that he or she holds as of the record date for the meeting.
Irish law requires approval of certain matters by “special resolution” of the shareholders at a general meeting. A special resolution requires the approval of not less than 75% of the votes of Nabriva Ireland’s shareholders cast at a general meeting at which a quorum is present. Ordinary resolutions, by contrast, require a simple majority of the votes of Nabriva Ireland cast at a general meeting at which a quorum is present.
Delaware law provides that, unless otherwise provided in the certificate of incorporation, each stockholder is entitled to one vote for each share of capital stock held by such stockholder.

	Ireland	Delaware
Shareholder Vote on Certain Transactions
Pursuant to Irish law, shareholder approval in connection with a transaction involving Nabriva Ireland would be required under the following circumstances:
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in connection with a scheme of arrangement, both a court order from the Irish High Court and the approval of a majority in number representing 75% in value of the shareholders present and voting in person or by proxy at a meeting called to approve such a scheme would be required;

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in connection with an acquisition of Nabriva Ireland by way of a merger with an EU company under the EU Cross-Border Mergers Directive (EU) 2019/2121, approval by a special resolution of the shareholders would be required; and

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in connection with a merger with an Irish company under the Irish Companies Act, approval by a special resolution of shareholders would be required.

Generally, under Delaware law, unless the certificate of incorporation provides for the vote of a larger portion of the stock, completion of a merger, consolidation, sale, lease or exchange of all or substantially all of a corporation’s assets or dissolution requires:
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the approval of the board of directors; and

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approval by the vote of the holders of a majority of the outstanding stock or, if the certificate of incorporation provides for more or less than one vote per share, a majority of the votes of the outstanding stock of a corporation entitled to vote on the matter.

Standard of Conduct for Directors
The directors of Nabriva Ireland have certain statutory and fiduciary duties as a matter of Irish law. All of the directors have equal and overall responsibility for the management of Nabriva Ireland (although directors who also serve as employees may have additional responsibilities and duties arising under their employment agreements (if applicable), and it is likely that more will be expected of them in compliance with their duties than non-executive directors). The Irish Companies Act provides specifically for certain fiduciary duties of the directors of Irish companies, including duties:
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to act in good faith and in the best interests of the company;

Delaware law does not contain specific provisions setting forth the standard of conduct of a director. The scope of the fiduciary duties of directors is generally determined by the courts of the State of Delaware. In general, directors have a duty to act without self-interest, on a well-informed basis and in a manner they reasonably believe to be in the best interest of the stockholders.
Directors of a Delaware corporation owe fiduciary duties of care and loyalty to the corporation and to its shareholders. The duty of care generally requires that a director act in good faith, with the care that an ordinarily prudent person would exercise under similar circumstances. Under this duty, a

	Ireland	Delaware

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to act honestly and responsibly in relation to the company’s affairs;

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to act in accordance with the company’s constitution and to exercise powers only for lawful purposes;

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not to misuse the company’s property, information and/or opportunity;

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not to fetter their independent judgment;

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to avoid conflicts of interest;

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to exercise care, skill and diligence; and

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to have regard for the interests of the company’s shareholders.

Additional statutory duties under the Irish Companies Act include ensuring the maintenance of proper books of account, having annual accounts prepared, having an annual audit performed, and the duty to maintain certain registers and make certain filings as well as certain disclosures of personal interests.
For public limited companies like Nabriva Ireland, directors are under a specific duty to ensure that the company secretary has the skills or resources and the requisite knowledge and experience to discharge the role.

director must inform himself of all material information reasonably available regarding a significant transaction. The duty of loyalty requires that a director act in a manner he reasonably believes to be in the best interests of the corporation. He must not use his corporate position for personal gain or advantage. In general, but subject to certain exceptions, actions of a director are presumed to have been made on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the corporation. However, this presumption may be rebutted by evidence of a breach of one of the fiduciary duties. Delaware courts have also imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation.
In addition, under Delaware law, when the board of directors of a Delaware corporation approves the sale or break- up of a corporation, the board of directors may, in certain circumstances, have a duty to obtain the highest value reasonably available to the shareholders.

Shareholder Suits	In Ireland, the decision to institute proceedings is generally taken by a company’s board of directors, who will usually be empowered to manage the company’s business. In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of the company. The central question at issue in deciding whether a minority shareholder may be permitted to bring a derivative action is whether, unless the action is brought, a wrong committed against the company
Under Delaware law, a stockholder may initiate a derivative action to enforce a right of a corporation if the corporation fails to enforce the right itself. The complaint must:
•
state that the plaintiff was a stockholder at the time of the transaction of which the plaintiff complains or that the plaintiffs shares thereafter devolved on the plaintiff by operation of law; and

•
allege with particularity the efforts made by the plaintiff to

Ireland	Delaware

would otherwise go un-redressed.
The principal case law in Ireland indicates that to bring a derivative action a person must first establish a prima facie case (i) that the company is entitled to the relief claimed and (ii) that the action falls within one of the five exceptions derived from case law, as follows:
(1) where an ultra vires or illegal act is perpetrated;
(2) where more than a bare majority is required to ratify the “wrong” complained of;
(3) where the shareholders’ personal rights are infringed;
(4) where a fraud has been perpetrated upon a minority by those in control; or
(5) where the justice of the case requires a minority to be permitted to institute proceedings.

obtain the action the plaintiff desires from the directors and the reasons for the plaintiff’s failure to obtain the action; or
•
state the reasons for not making the effort.

Additionally, the plaintiff must remain a stockholder through the duration of the derivative suit. The action will not be dismissed or compromised without the approval of the Delaware Court of Chancery.

Shareholders may also bring proceedings against the company where the affairs of the company are being conducted, or the powers of the directors are being exercised, in a manner oppressive to the shareholders or in disregard of their interests. Oppression connotes conduct that is burdensome, harsh or wrong. Conduct must relate to the internal management of the company. This is an Irish statutory remedy and the court can grant any order it sees fit, usually providing for the purchase or transfer of the shares of any shareholder.

DESCRIPTION OF DEPOSITARY SHARES
General
We may, at our option, elect to offer depositary shares that represent preferred shares. If we do, we will issue to the public receipts, called depositary receipts, for depositary shares, each of which will represent one or more of a particular series of preferred shares to be described in the applicable prospectus supplement. Unless otherwise provided in the prospectus supplement, each owner of a depositary share will be entitled, in proportion to the applicable interest in the number of preferred shares represented by the depositary share, to all the rights and preferences of the preferred share represented by the depositary share. Those rights include dividend, voting, redemption, conversion and liquidation rights.
The preferred shares underlying the depositary shares will be deposited with a bank or trust company selected by us to act as depositary under a deposit agreement between us, the depositary and the holders of the depositary receipts. The depositary will be the transfer agent, registrar and dividend disbursing agent for the depositary shares.
The depositary shares will be evidenced by depositary receipts issued pursuant to the deposit agreement. Holders of depositary receipts agree to be bound by the deposit agreement, which requires holders to take certain actions such as filing proof of residence and paying certain charges.
The summary of terms of the depositary shares contained in this prospectus is not a complete description of the terms of the depositary shares. You should refer to the form of the deposit agreement, our constitution and the applicable prospectus supplement for the applicable series of preferred shares that are, or will be, filed with the SEC.
Dividends and Other Distributions
The depositary will distribute all cash dividends or other cash distributions, if any, received in respect of the preferred shares underlying the depositary shares to the record holders of depositary shares in proportion to the numbers of depositary shares owned by those holders on the relevant record date. The relevant record date for depositary shares will be the same date as the record date for the underlying preferred shares.
If there is a distribution other than in cash, the depositary will distribute property (including securities) received by it to the record holders of depositary shares, unless the depositary determines that it is not feasible to make the distribution. If this occurs, the depositary may, with our approval, adopt another method for the distribution, including selling the property and distributing the net proceeds from the sale to the holders.
Liquidation Preference
If a series of preferred shares underlying the depositary shares has a liquidation preference, in the event of the voluntary or involuntary liquidation, dissolution or winding up of us, holders of depositary shares will be entitled to receive the proportion of the liquidation preference accorded each share of the applicable series of preferred shares, as set forth in the applicable prospectus supplement.
Withdrawal of Shares
Unless the related depositary shares have been previously called for redemption, upon surrender of the depositary receipts at the office of the depositary, the holder of the depositary shares will be entitled to delivery, at the office of the depositary to or upon his or her order, of the number of whole preferred shares and any money or other property represented by the depositary shares. In no event will the depositary deliver fractional preferred shares upon surrender of depositary receipts. Holders of preferred shares thus withdrawn may not thereafter deposit those shares under the deposit agreement or receive depositary receipts evidencing depositary shares therefor.
Redemption of Depositary Shares
Whenever we redeem preferred shares held by the depositary, the depositary will redeem as of the same redemption date the number of depositary shares representing preferred shares so redeemed, so long as we have paid in full to the depositary the redemption price of the preferred shares to be redeemed plus an amount equal to any accumulated and unpaid dividends on the preferred shares to the date fixed for redemption. The redemption price per depositary share will be equal to the redemption price and any other amounts per share payable on the number of preferred shares represented by such depositary share. If less than all the depositary shares are to be redeemed, the depositary shares to be redeemed will be selected by lot or pro rata or by any other equitable method as may be determined by the depositary.
After the date fixed for redemption, depositary shares called for redemption will no longer be deemed to be outstanding and all rights of the holders of depositary shares will cease, except the right to receive the monies payable upon redemption and any money or other property to which the holders of the depositary shares were entitled upon redemption or upon surrender to the depositary of the depositary receipts evidencing the depositary shares.
Voting the Preferred Shares
Upon receipt of notice of any meeting at which the holders of the preferred shares are entitled to vote, the depositary will mail the information contained in the notice of meeting to the record holders of the depositary receipts relating to that preferred shares. The record date for the depositary receipts relating to the preferred shares will be the same date as the record date for the preferred shares. Each record holder of the depositary shares on the record date will be entitled to instruct the depositary as to the exercise of the voting rights pertaining to the number of preferred shares represented by that holder’s depositary shares. The depositary will endeavor, insofar as practicable, to vote the number of preferred shares represented by the depositary shares in accordance with those instructions, and we will agree to take all action that may be deemed necessary by the depositary in order to enable the depositary to do so. The depositary will not vote any preferred shares except to the extent it receives specific instructions from the holders of depositary shares representing that number of preferred shares.
Charges of Depositary
We will pay all transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangements. We will pay charges of the depositary in connection with the initial deposit of the preferred shares and any redemption of the preferred shares. Holders of depositary receipts will pay transfer, income and other taxes and governmental charges and such other charges (including those in connection with the receipt and distribution of dividends, the sale or exercise of rights, the withdrawal of the preferred shares and the transferring, splitting or grouping of depositary receipts) as are expressly provided in the deposit agreement to be for their accounts. If these charges have not been paid by the holders of depositary receipts, the depositary may refuse to transfer depositary shares, withhold dividends and distributions and sell the depositary shares evidenced by the depositary receipt.
Amendment and Termination of the Deposit Agreement
The form of depositary receipt evidencing the depositary shares and any provision of the deposit agreement may be amended by agreement between us and the depositary. However, any amendment that materially and adversely alters the rights of the holders of depositary shares, other than fee changes, will not be effective unless the amendment has been approved by the holders of a majority of the outstanding depositary shares. The deposit agreement may be terminated by the depositary or us only if:
•
all outstanding depositary shares have been redeemed; or

•
there has been a final distribution of the preferred shares in connection with our dissolution and such distribution has been made to all the holders of depositary shares.

Resignation and Removal of Depositary
The depositary may resign at any time by delivering to us notice of its election to do so, and we may remove the depositary at any time. Any resignation or removal of the depositary will take effect upon our appointment of a successor depositary and its acceptance of such appointment. The successor depositary must be appointed within 60 days after delivery of the notice of resignation or removal and must be a bank or trust company having its principal office in the United States and having the requisite combined capital and surplus as set forth in the applicable agreement.
Notices
The depositary will forward to holders of depositary receipts all notices, reports and other communications, including proxy solicitation materials received from us, that are delivered to the depositary and that we are required to furnish to the holders of the preferred shares. In addition, the depositary will make available for inspection by holders of depositary receipts at the principal office of the depositary, and at such other places as it may from time to time deem advisable, any reports and communications we deliver to the depositary as the holder of preferred shares.
Limitation of Liability
Neither we nor the depositary will be liable if either we or it is prevented or delayed by law or any circumstance beyond its control in performing its obligations. Our obligations and those of the depositary will be limited to performance in good faith of our and their duties thereunder. We and the depositary will not be obligated to prosecute or defend any legal proceeding in respect of any depositary shares or preferred shares unless satisfactory indemnity is furnished. We and the depositary may rely upon written advice of counsel or accountants, on information provided by persons presenting preferred shares for deposit, holders of depositary receipts or other persons believed to be competent to give such information and on documents believed to be genuine and to have been signed or presented by the proper party or parties.

DESCRIPTION OF UNITS
We may issue units comprised of one or more of the other securities that may be offered under this prospectus, in any combination. The following, together with the additional information we may include in the applicable prospectus supplement, summarizes the material terms and provisions of the units that we may offer under this prospectus. While the terms summarized below will apply generally to any units we may offer, we will describe the particular terms of any series of units in more detail in the applicable prospectus supplement.
Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The unit agreement under which a unit is issued may provide that the securities included in the unit may not be held or transferred separately at any time, or at any time before a specified date.
Any applicable prospectus supplement will describe:
•
the material terms of the units and of the securities comprising the units, including whether and under what circumstances those securities may be held or transferred separately;

•
any material provisions relating to the issuance, payment, settlement, transfer or exchange of the units or of the securities comprising the units; and

•
any material provisions of the governing unit agreement that differ from those described above.

DESCRIPTION OF WARRANTS
We may issue warrants to purchase ordinary shares, preferred shares, depositary shares or debt securities. We may offer warrants separately or together with one or more additional warrants, ordinary shares, preferred shares, depositary shares or debt securities, or any combination of those securities in the form of units, as described in the applicable prospectus supplement. If we issue warrants as part of a unit, the accompanying prospectus supplement will specify whether those warrants may be separated from the other securities in the unit prior to the expiration date of the warrants. The applicable prospectus supplement will also describe the following terms of any warrants:
•
the specific designation and aggregate number of, and the offering price at which we will issue, the warrants;

•
the currency or currency units in which the offering price, if any, and the exercise price are payable;

•
the date on which the right to exercise the warrants will begin and the date on which that right will expire or, if you may not continuously exercise the warrants throughout that period, the specific date or dates on which you may exercise the warrants;

•
whether the warrants are to be sold separately or with other securities as parts of units;

•
whether the warrants will be issued in definitive or global form or in any combination of these forms, although, in any case, the form of a warrant included in a unit will correspond to the form of the unit and of any security included in that unit;

•
any applicable material U.S. federal income tax consequences;

•
the identity of the warrant agent for the warrants and of any other depositaries, execution or paying agents, transfer agents, registrars or other agents;

•
the proposed listing, if any, of the warrants or any securities purchasable upon exercise of the warrants on any securities exchange;

•
the designation and terms of any equity securities purchasable upon exercise of the warrants;

•
the designation, aggregate principal amount, currency and terms of any debt securities that may be purchased upon exercise of the warrants;

•
if applicable, the designation and terms of the preferred shares or depositary shares with which the warrants are issued and the number of warrants issued with each security;

•
if applicable, the date from and after which any warrants issued as part of a unit and the related debt securities, preferred shares, depositary shares or ordinary shares will be separately transferable;

•
the number of ordinary shares, preferred shares or depositary shares purchasable upon exercise of a warrant and the price at which those shares may be purchased;

•
if applicable, the minimum or maximum amount of the warrants that may be exercised at any one time;

•
information with respect to book-entry procedures, if any;

•
the anti-dilution provisions of, and other provisions for changes to or adjustment in the exercise price of, the warrants, if any;

•
any redemption or call provisions; and

•
any additional terms of the warrants, including terms, procedures and limitations relating to the exchange or exercise of the warrants.

FORMS OF SECURITIES
Each debt security, depositary share, unit and warrant will be represented either by a certificate issued in definitive form to a particular investor or by one or more global securities representing the entire issuance of securities. Unless the applicable prospectus supplement provides otherwise, certificated securities in definitive form and global securities will be issued in registered form. Definitive securities name you or your nominee as the owner of the security, and in order to transfer or exchange these securities or to receive payments other than interest or other interim payments, you or your nominee must physically deliver the securities to the trustee, registrar, paying agent or other agent, as applicable. Global securities name a depositary or its nominee as the owner of the debt securities, depositary shares, units or warrants represented by these global securities. The depositary maintains a computerized system that will reflect each investor’s beneficial ownership of the securities through an account maintained by the investor with its broker/dealer, bank, trust company or other representative, as we explain more fully below.
Global Securities
We may issue the debt securities, depositary shares, units and warrants in the form of one or more fully registered global securities that will be deposited with a depositary or its nominee identified in the applicable prospectus supplement and registered in the name of that depositary or nominee. In those cases, one or more global securities will be issued in a denomination or aggregate denominations equal to the portion of the aggregate principal or face amount of the securities to be represented by global securities. Unless and until it is exchanged in whole for securities in definitive registered form, a global security may not be transferred except as a whole by and among the depositary for the global security, the nominees of the depositary or any successors of the depositary or those nominees.
If not described below, any specific terms of the depositary arrangement with respect to any securities to be represented by a global security will be described in the prospectus supplement relating to those securities. We anticipate that the following provisions will apply to all depositary arrangements.
Ownership of beneficial interests in a global security will be limited to persons, called participants, that have accounts with the depositary or persons that may hold interests through participants. Upon the issuance of a global security, the depositary will credit, on its book-entry registration and transfer system, the participants’ accounts with the respective principal or face amounts of the securities beneficially owned by the participants. Any dealers, underwriters or agents participating in the distribution of the securities will designate the accounts to be credited. Ownership of beneficial interests in a global security will be shown on, and the transfer of ownership interests will be effected only through, records maintained by the depositary, with respect to interests of participants, and on the records of participants, with respect to interests of persons holding through participants. The laws of some states may require that some purchasers of securities take physical delivery of these securities in definitive form. These laws may impair your ability to own, transfer or pledge beneficial interests in global securities.
So long as the depositary, or its nominee, is the registered owner of a global security, that depositary or its nominee, as the case may be, will be considered the sole owner or holder of the securities represented by the global security for all purposes under the applicable indenture, deposit agreement, warrant agreement or unit agreement. Except as described below, owners of beneficial interests in a global security will not be entitled to have the securities represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of the securities in definitive form and will not be considered the owners or holders of the securities under the applicable indenture, deposit agreement, unit agreement or warrant agreement. Accordingly, each person owning a beneficial interest in a global security must rely on the procedures of the depositary for that global security and, if that person is not a participant, on the procedures of the participant through which the person owns its interest, to exercise any rights of a holder under the applicable indenture, deposit agreement, unit agreement or warrant agreement. We understand that under existing industry practices, if we request any action of holders or if an owner of a beneficial interest in a global security desires to give or take any action that a holder is entitled to give or take under the applicable indenture, deposit agreement, unit agreement or warrant agreement, the depositary for the global security would authorize the participants holding the relevant beneficial interests to give or take that action, and the participants would authorize beneficial owners owning through them to give or take that action or would otherwise act upon the instructions of beneficial owners holding through them.

Principal, premium, if any, and interest payments on debt securities, and any payments to holders with respect to depositary shares, warrants or units, represented by a global security registered in the name of a depositary or its nominee will be made to the depositary or its nominee, as the case may be, as the registered owner of the global security. None of us, or any trustee, warrant agent, unit agent or other agent of ours, or any agent of any trustee, warrant agent or unit agent will have any responsibility or liability for any aspect of the records relating to payments made on account of beneficial ownership interests in the global security or for maintaining, supervising or reviewing any records relating to those beneficial ownership interests.
We expect that the depositary for any of the securities represented by a global security, upon receipt of any payment to holders of principal, premium, interest or other distribution of underlying securities or other property on that registered global security, will immediately credit participants’ accounts in amounts proportionate to their respective beneficial interests in that global security as shown on the records of the depositary. We also expect that payments by participants to owners of beneficial interests in a global security held through participants will be governed by standing customer instructions and customary practices, as is now the case with the securities held for the accounts of customers or registered in “street name,” and will be the responsibility of those participants.
If the depositary for any of the securities represented by a global security is at any time unwilling or unable to continue as depositary or ceases to be a clearing agency registered under the Exchange Act, and a successor depositary registered as a clearing agency under the Exchange Act is not appointed by us within 90 days, we will issue securities in definitive form in exchange for the global security that had been held by the depositary. Any securities issued in definitive form in exchange for a global security will be registered in the name or names that the depositary gives to the relevant trustee, warrant agent, unit agent or other relevant agent of ours or theirs. It is expected that the depositary’s instructions will be based upon directions received by the depositary from participants with respect to ownership of beneficial interests in the global security that had been held by the depositary.

PLAN OF DISTRIBUTION
We may sell securities:
•
through underwriters;

•
through dealers;

•
through agents;

•
directly to purchasers; or

•
through a combination of any of these methods of sale.

In addition, we may issue the securities as a dividend or distribution or in a subscription rights offering to our existing security holders. This prospectus may be used in connection with any offering of our securities through any of these methods or other methods described in the applicable prospectus supplement.
We may directly solicit offers to purchase securities, or agents may be designated to solicit such offers. We will, in the prospectus supplement relating to such offering, name any agent that could be viewed as an underwriter under the Securities Act, and describe any commissions that we must pay. Any such agent will be acting on a best efforts basis for the period of its appointment or, if indicated in the applicable prospectus supplement, on a firm commitment basis.
The distribution of the securities may be effected from time to time in one or more transactions:
•
at a fixed price, or prices, which may be changed from time to time;

•
at market prices prevailing at the time of sale;

•
at prices related to such prevailing market prices; or

•
at negotiated prices.

Each prospectus supplement will describe the method of distribution of the securities and any applicable restrictions.
The prospectus supplement with respect to the securities of a particular series will describe the terms of the offering of the securities, including the following:
•
the name of the agent or any underwriters;

•
the public offering or purchase price and the proceeds we will receive from the sale of the securities;

•
any discounts and commissions to be allowed or re-allowed or paid to the agent or underwriters;

•
all other items constituting underwriting compensation;

•
any discounts and commissions to be allowed or re-allowed or paid to dealers; and

•
any exchanges on which the securities will be listed.

If any underwriters or agents are utilized in the sale of the securities in respect of which this prospectus is delivered, we will enter into an underwriting agreement or other agreement with them at the time of sale to them, and we will set forth in the prospectus supplement relating to such offering the names of the underwriters or agents and the terms of the related agreement with them.
If a dealer is utilized in the sale of the securities in respect of which this prospectus is delivered, we will sell such securities to the dealer, as principal. The dealer may then resell such securities to the public at varying prices to be determined by such dealer at the time of resale.
If we offer securities in a subscription rights offering to our existing security holders, we may enter into a standby underwriting agreement with dealers, acting as standby underwriters. We may pay the standby underwriters a commitment fee for the securities they commit to purchase on a standby basis. If we do not enter into a standby underwriting arrangement, we may retain a dealer-manager to manage a subscription rights offering for us.

Remarketing firms, agents, underwriters, dealers and other persons may be entitled under agreements which they may enter into with us to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, and may be customers of, engage in transactions with or perform services for us in the ordinary course of business.
If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase securities from us pursuant to delayed delivery contracts providing for payment and delivery on the date stated in the prospectus supplement. Each contract will be for an amount not less than, and the aggregate amount of securities sold pursuant to such contracts shall not be less nor more than, the respective amounts stated in the prospectus supplement. Institutions with whom the contracts, when authorized, may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and other institutions, but shall in all cases be subject to our approval. Delayed delivery contracts will not be subject to any conditions except that:
•
the purchase by an institution of the securities covered under that contract shall not at the time of delivery be prohibited under the laws of the jurisdiction to which that institution is subject; and

•
if the securities are also being sold to underwriters acting as principals for their own account, the underwriters shall have purchased such securities not sold for delayed delivery. The underwriters and other persons acting as our agents will not have any responsibility in respect of the validity or performance of delayed delivery contracts.

Certain agents, underwriters and dealers, and their associates and affiliates may be customers of, have borrowing relationships with, engage in other transactions with, and/or perform services, including investment banking services, for us or one or more of our respective affiliates in the ordinary course of business.
In order to facilitate the offering of the securities, any underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the securities or any other securities the prices of which may be used to determine payments on such securities. Specifically, any underwriters may over allot in connection with the offering, creating a short position for their own accounts. In addition, to cover overallotments or to stabilize the price of the securities or of any such other securities, the underwriters may bid for, and purchase, the securities or any such other securities in the open market. Finally, in any offering of the securities through a syndicate of underwriters, the underwriting syndicate may reclaim selling concessions allowed to an underwriter or a dealer for distributing the securities in the offering if the syndicate repurchases previously distributed securities in transactions to cover syndicate short positions, in stabilization transactions or otherwise. Any of these activities may stabilize or maintain the market price of the securities above independent market levels. Any such underwriters are not required to engage in these activities and may end any of these activities at any time.
Under Rule 15c6-1 of the Exchange Act, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise or the securities are sold by us to an underwriter in a firm commitment underwritten offering. The applicable prospectus supplement may provide that the original issue date for your securities may be more than two scheduled business days after the trade date for your securities. Accordingly, in such a case, if you wish to trade securities on any date prior to the second business day before the original issue date for your securities, you will be required, by virtue of the fact that your securities initially are expected to settle in more than two scheduled business days after the trade date for your securities, to make alternative settlement arrangements to prevent a failed settlement.
The securities may be new issues of securities and may have no established trading market. The securities may or may not be listed on a national securities exchange. We can make no assurance as to the liquidity of or the existence of trading markets for any of the securities.
In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the aggregate maximum discount, commission or agency fees or other items constituting underwriting compensation to be received by any FINRA member or independent broker-dealer will not exceed 8% of the proceeds from any offering pursuant to this prospectus and any applicable prospectus supplement.

LEGAL MATTERS
Unless the applicable prospectus supplement indicates otherwise, certain legal matters of U.S. federal law and New York State law will be passed upon for us by Wilmer Cutler Pickering Hale and Dorr LLP. Unless the applicable prospectus supplement indicates otherwise, the validity of the securities in respect of which this prospectus is being delivered and certain legal matters with respect to Irish law will be passed upon by A&L Goodbody.
EXPERTS
The consolidated financial statements of Nabriva Therapeutics plc as of December 31, 2018 and 2019 and for each of the years in the three-year period ended December 31, 2019 have been incorporated by reference herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The audit report covering the December 31, 2019 consolidated financial statements contains an explanatory paragraph that states that Nabriva Therapeutics plc has incurred recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustment that might result from the outcome of that uncertainty.

Nabriva Therapeutics plc
9,761,010 Ordinary Shares
Pre-Funded Warrants to Purchase up to 600,000 Ordinary Shares
Warrants to Purchase up to 5,180,505 Ordinary Shares
PROSPECTUS SUPPLEMENT
H.C. Wainwright & Co.
March 1, 2021